                                                                    EXHIBIT 10.8

                                 ALLERGAN, INC.

                                  PENSION PLAN

RESTATED
2003

                                TABLE OF CONTENTS

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ARTICLE I
INTRODUCTION ..........................................................................      1

1.1        Plan Name ..................................................................      1
1.2        Plan Purpose ...............................................................      1
1.3        Effective Date of 2003 Restated Plan .......................................      1
1.4        Amendments to Plan .........................................................      1
1.5        Plan Qualification .........................................................      2

ARTICLE II
DEFINITIONS ...........................................................................      3

2.1        Accrued Benefit ............................................................      3
2.2        Active Participant .........................................................      3
2.3        Actuarial Equivalent .......................................................      3
2.4        Affiliated Company .........................................................      3
2.5        Age ........................................................................      3
2.6        Annuity Starting Date ......................................................      3
2.7        Average Earnings ...........................................................      3
2.8        Beneficiary ................................................................      4
2.9        Benefit Year ...............................................................      4
2.10       Board of Directors .........................................................      4
2.11       Code .......................................................................      4
2.12       Committee ..................................................................      4
2.13       Company ....................................................................      4
2.14       Earnings ...................................................................      4
2.15       Effective Date .............................................................      5
2.16       Eligibility Computation Period .............................................      5
2.17       Eligible Employee ..........................................................      6
2.18       Eligible Retirement Plan ...................................................      6
2.19       Eligible Rollover Distribution .............................................      7
2.20       Employee ...................................................................      7
2.21       Employment Commencement Date ...............................................      8
2.22       ERISA ......................................................................      8
2.23       Fund .......................................................................      8
2.24       Highly Compensated Employee ................................................      8
2.25       Hour of Service ............................................................      9
2.26       Investment Manager .........................................................      9
2.27       Leased Employee ............................................................      9
2.28       Normal Retirement Date .....................................................      9
2.29       Participant ................................................................     10
2.30       Period of Severance ........................................................     10
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                                TABLE OF CONTENTS

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2.31       Plan .......................................................................     10
2.32       Plan Administrator .........................................................     10
2.33       Plan Year ..................................................................     10
2.34       Primary Social Security Benefit ............................................     10
2.35       Qualified Joint and Survivor Annuity .......................................     10
2.37       Severance ..................................................................     11
2.38       Severance Date .............................................................     11
2.39       Single Life Annuity ........................................................     12
2.40       SKB Plan ...................................................................     12
2.41       Special Retirement Eligibility Date ........................................     12
2.42       Spin-Off Date ..............................................................     12
2.43       Sponsor ....................................................................     12
2.44       Trust ......................................................................     12
2.45       Trustee ....................................................................     12
2.46       Vesting Year ...............................................................     12

ARTICLE III
PARTICIPATION .........................................................................     14

3.1        Participation for the 2003 Plan Year and thereafter ........................     14
3.2        Participation for the 2002 Plan Year .......................................     14
3.3        Participation prior to the 2002 Plan Year ..................................     14

ARTICLE IV
ACCRUAL OF BENEFITS ...................................................................     15

4.1        Accrued Benefit Formula ....................................................     15
4.2        Minimum Accrued Benefit ....................................................     15
4.3        Accrued Benefit for Participants with Earnings in excess of $150,000
              prior to January 1, 1994 ................................................     15
4.4        Accrued Benefit for Participants Participating in the
              Voluntary Early Retirement Incentive Program ............................     16
4.5        Temporary Supplemental Monthly Benefit for Participants Participating in the
              Voluntary Early Retirement Incentive Program ............................     16

ARTICLE V
BENEFITS ..............................................................................     18

5.1        Normal Retirement ..........................................................     18
5.2        Postponed Retirement .......................................................     18
5.3        Early Retirement ...........................................................     18
5.4        Termination of Employment ..................................................     20
5.5        Consent to Pension Payments ................................................     21
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                                       ii
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                                TABLE OF CONTENTS

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5.6        Maximum Pension ............................................................     21
5.7        Defined Benefit Fraction and Defined Contribution Fraction .................     24
5.8        Mandatory Commencement of Benefits .........................................     25
5.9        Reemployment ...............................................................     26
5.10       Other Disabled Participants ................................................     27
5.11       Nonforfeitable Interest ....................................................     27
5.12       Compensation for Maximum Pension ...........................................     28

ARTICLE VI
FORM OF PENSIONS ......................................................................     29

6.1        Unmarried Participants .....................................................     29
6.2        Married Participants .......................................................     29
6.3        Election of Optional Form of Benefit .......................................     29
6.4        Optional Forms of Benefit ..................................................     30
6.5        Cash-Outs ..................................................................     31

ARTICLE VII
PRE-RETIREMENT DEATH BENEFITS .........................................................     32

7.1        Eligibility ................................................................     32
7.2        Spousal Benefit ............................................................     32
7.3        Alternative Death Benefit ..................................................     33
7.4        Children's Survivor Benefit ................................................     33
7.5        Waiver of Spousal Benefit ..................................................     34

ARTICLE VIII
CONTRIBUTIONS .........................................................................     35

8.1        Company Contributions ......................................................     35
8.2        Source of Benefits .........................................................     35
8.3        Irrevocability .............................................................     35

ARTICLE IX
ADMINISTRATION ........................................................................     36

9.1        Appointment of Committee ...................................................     36
9.2        Transaction of Business ....................................................     36
9.3        Voting .....................................................................     36
9.4        Responsibility of Committee ................................................     36
9.5        Committee Powers ...........................................................     37
9.6        Additional Powers of Committee .............................................     38
9.7        Periodic Review of Funding Policy ..........................................     38
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                                      iii
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                                TABLE OF CONTENTS

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9.8        Claims Procedures ..........................................................     38
9.9        Appeals Procedures .........................................................     39
9.10       Limitation on Liability ....................................................     40
9.11       Indemnification and Insurance ..............................................     40
9.12       Compensation of Committee and Plan Expenses ................................     40
9.13       Resignation ................................................................     41
9.14       Reliance Upon Documents and Opinions .......................................     41
9.15       Appointment of Investment Manager ..........................................     41

ARTICLE X
AMENDMENT AND ADOPTION OF PLAN ........................................................     42

10.1       Right to Amend Plan ........................................................     42
10.2       Adoption of Plan by Affiliated Companies ...................................     42

ARTICLE XI
TERMINATION AND MERGER ................................................................     44

11.1       Right to Terminate Plan ....................................................     44
11.2       Merger Restriction .........................................................     44
11.3       Effect on Trustee and Committee ............................................     44
11.4       Effect of Reorganization, Transfer of Assets or Change in Control ..........     44
11.5       Termination Restrictions ...................................................     45

ARTICLE XII
TOP-HEAVY RULES .......................................................................     47

12.1       Applicability ..............................................................     47
12.2       Definitions ................................................................     47
12.3       Top-Heavy Status ...........................................................     48
12.4       Minimum Benefit ............................................................     49
12.5       Maximum Benefit ............................................................     50
12.6       Minimum Vesting Rules ......................................................     51
12.7       Noneligible Employees ......................................................     51

ARTICLE XIII
RESTRICTION ON ASSIGNMENT OR OTHER ALIENATION OF PLAN BENEFITS ........................     52

13.1       General Restrictions Against Alienation ....................................     52
13.2       Qualified Domestic Relations Orders ........................................     52
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                                       iv
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                                TABLE OF CONTENTS

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ARTICLE XIV
MISCELLANEOUS .........................................................................     55

14.1       No Right of Employment Hereunder ...........................................     55
14.2       Effect of Article Headings .................................................     55
14.3       Limitation on Company Liability ............................................     55
14.4       Interpretation .............................................................     55
14.5       Withholding For Taxes ......................................................     55
14.6       California Law Controlling .................................................     55
14.7       Plan and Trust as One Instrument ...........................................     55
14.8       Invalid Provisions .........................................................     55
14.9       Counterparts ...............................................................     55
14.10      Forfeitures ................................................................     56
14.11      Facility of Payment ........................................................     56
14.12      Lapsed Benefits ............................................................     56
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APPENDIX A

APPENDIX B

APPENDIX C

                                 ALLERGAN, INC.
                                  PENSION PLAN

                                    ARTICLE I
                                  INTRODUCTION

      1.1 Plan Name. This document, made and entered into by Allergan, Inc., a Delaware corporation ("Allergan") amends and restates in its entirety the "Allergan, Inc. Pension Plan (Restated 2001)" and incorporates the First and Second Amendments made thereto, and shall be known hereafter as the "Allergan, Inc. Pension Plan (Restated 2003)."

      1.2 Plan Purpose. The purpose of the Allergan, Inc. Pension Plan (Restated
2003), hereinafter referred to as the "Plan," is to provide additional retirement income to Eligible Employees of Allergan, and any Affiliated Companies that are authorized by the Board of Directors of Allergan to participate in the Plan for their future economic security. The Plan is fully funded through Company contributions and the assets of the Plan shall be administered, distributed, forfeited and otherwise governed by the provisions of the Plan, which is to be administered by the Committee for the exclusive benefit of Participants in the Plan and their Beneficiaries.

      1.3 Effective Date of 2003 Restated Plan. The Effective Date of this amended and restated Plan shall be January 1, 2003. The provisions of this Plan document apply only to Employees who have completed at least one (1) Hour of Service for Allergan or any Affiliated Companies on or after January 1, 2003 unless otherwise specified in the Plan and the rights and benefits, if any, of Employees or Participants whose employment with Allergan or any Affiliated Companies terminated prior to January 1, 2003 shall be determined in accordance with the provisions of the Plan then in effect unless otherwise provided herein and subject to any modification provided herein that may affect the payment of benefits under the Plan.

      1.4 Amendments to Plan. The Plan has been amended from time to time since its Original Effective Date of July 26, 1989 to reflect changes in the Plan's operations and applicable law including, but not limited to, the following:

            (a) During the 2002 Plan Year, under election procedures established by Allergan, all Employees who are Eligible Employees (as defined in Section 2.17(b)) on September 30, 2002 shall be provided with the opportunity to make a one-time irrevocable election to either (i) continue active participation in the Plan for Plan Years beginning on and after January 1, 2003 until their participation is terminated under the terms of the Plan or (ii) cease active participation in the Plan for Plan Years beginning on and after January 1, 2003 and be eligible to receive an allocation equal to 5% of compensation under the Allergan, Inc. Savings and Investment Plan as provided under and subject to the terms of that plan. Eligible Employees who elect to cease active participation in the
      Plan: (i) shall not be credited with Benefit Years after December 31, 2002 but shall continue to be credited with Vesting Years as provided under the terms of the Plan and (ii) shall be entitled to a monthly pension upon completing five (5) Vesting

      Years or upon reaching the Special Retirement Eligibility Date and completing one (1) Vesting Year, the amount of which shall be equal to his or her Accrued Benefit determined as of December 31, 2002, at such times and in such forms as permitted under the Plan.

            (b) In connection with the distribution of the stock of Advanced Medical Optics, Inc. ("AMO") by Allergan to its stockholders on June 29, 2002, (i) AMO Employees (as defined in Section 2.20) shall cease to be eligible to participate in the Plan and shall cease to be credited with Benefit Years and Vesting Years under the Plan, (ii) AMO Employees shall have a nonforfeitable interest in their Accrued Benefits notwithstanding
      Section 5.11, and (iii) the assets attributable to, and the liabilities relating to, arising out of, or resulting from the Accrued Benefits of AMO Employees shall remain with the Pension Plan and shall be payable from the Plan to AMO Employees at such times and in such forms as permitted under the Plan.

            (c) In connection with the closure of the Allergan, Inc. Medical Plastics facility in Santa Ana, California ("Medical Plastics"), (i) Participants whose employment is terminated as a result of the closure of Medical Plastics, as determined by the payroll records of the Sponsor or any Affiliated Company shall have a nonforfeitable interest in their Accrued Benefits notwithstanding Section 5.11 effective as of their termination dates, and (ii) the Accrued Benefits of such Participants shall be payable from the Plan to such Participants at such times and in such forms as permitted under the Plan.

      1.5 Plan Qualification. The Plan is an employee benefit plan that is intended to qualify under Code Section 401(a) as a qualified pension plan so as to assure that the trust created under the Plan is tax exempt pursuant to Code
Section 501(a). The provisions of the Plan are intended to comply with all changes to the qualification requirements made by the Uruguay Round Agreements Act (GATT), the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, and the Community Renewal Tax Relief Act of 2000. It is intended that the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") provisions of the Plan are to be regarded as good faith compliance with the requirements of EGTRRA and are to be construed in accordance with EGTRRA and guidance issued thereunder.

                                   ARTICLE II
                                   DEFINITIONS

      2.1 Accrued Benefit. "Accrued Benefit" shall mean, for each Participant, the amount of pension accrued by him or her under Article IV as of the date of reference. An Accrued Benefit shall only be payable in accordance with Articles V and VII.

      2.2 Active Participant. "Active Participant" shall mean a Participant who is an Eligible Employee.

      2.3 Actuarial Equivalent. "Actuarial Equivalent" shall mean a benefit of equal actuarial value under the assumptions set forth in Appendix A.

      2.4 Affiliated Company. "Affiliated Company" shall mean (i) any corporation, other than the Sponsor, which is included in a controlled group of corporations (within the meaning of Code Section 414(b)) of which the Sponsor is a member, (ii) any trade or business, other than the Sponsor, which is under common control (within the meaning of Code Section 414(c)) with the Sponsor,
(iii) any entity or organization, other than the Sponsor, which is a member of an affiliated service group (within the meaning of Code Section 414(m)) of which the Sponsor is a member, and (iv) any entity or organization, other than the Sponsor, which is affiliated with the Sponsor under Code Section 414(o). An entity shall be an Affiliated Company pursuant to this Section only during the period of time in which such entity has the required relationship with the Sponsor under clauses (i), (ii), (iii) or (iv) of this Section after the Original Effective Date of the Plan.

      2.5 Age. "Age" shall mean a Participant's age at his or her most recent birthday.

      2.6 Annuity Starting Date. "Annuity Starting Date" shall mean the first day of the first period for which a Participant's pension is paid as an annuity or as any other optional form of benefit.

      2.7 Average Earnings. "Average Earnings" shall mean, for each Participant, 12 times the monthly average of his or her Earnings for the 60 consecutive months that yield the highest average. For purposes of this Section, (i) nonconsecutive months interrupted only by months in which a Participant has no Earnings shall be treated as consecutive and (ii) unless the Sponsor expressly determines otherwise, and except as is expressly provided otherwise in the Plan or in resolutions of the Board of Directors, amounts paid to a Participant by a domestic Affiliated Company prior to the effective date on which it became an Affiliated Company (that would have been Earnings if paid by the Company) before he or she became a Participant shall be treated as Earnings but only to the extent such Earnings when added to the Earnings actually paid by the Company do not result in more than 60 consecutive months of Earnings. If a Participant does not have Earnings for 60 consecutive months, his or her Average Earnings shall be 12 times the monthly average of his or her Earnings. For periods beginning on or after April 1, 2000, a partial month of employment shall be taken into account only if doing so yields a higher monthly average.

      2.8 Beneficiary. "Beneficiary" or "Beneficiaries" shall mean the person or persons last designated by the Participant to receive the interest of a deceased Participant.

      2.9 Benefit Year. "Benefit Year" shall mean a credit used to measure a Participant's service in calculating his or her Accrued Benefit. Each Participant shall be credited with a number of Benefit Years equal to 1/365th of
(i) the aggregate number of days between his or her Employment Commencement Date (or Reemployment Commencement Date) of the Employee and the Severance Date which immediately follows that Employment Commencement Date (or Reemployment Commencement Date) and (ii) the aggregate number of days during a Period of Severance of less than 30 days, but in each case, disregarding any day such Participant is not an Active Participant and, for periods beginning on or after January 1, 2003, any day such Participant is on an "Extended Leave of Absence" as such term is defined in the Allergan, Inc. Welfare Benefits Plan.

      2.10 Board of Directors. "Board of Directors" shall mean the Board of Directors of the Sponsor (or its delegate) as it may from time to time be constituted.

      2.11 Code. "Code" shall mean the Internal Revenue Code of 1986 and the regulations thereunder. Reference to a specific Code Section shall be deemed also to refer to any applicable regulations under that Section, and shall also include any comparable provisions of future legislation that amend, supplement or supersede that specific Section.

      2.12 Committee. "Committee" shall mean the committee to be appointed under the provisions of Section 9.1 to administer the Plan.

      2.13 Company. "Company" shall mean collectively the Sponsor and each Affiliated Company that adopts the Plan in accordance with Section 10.2.

      2.14 Earnings. "Earnings" shall mean the following:

            (a) Earnings shall include amounts paid during a Plan Year to an Employee by the Company for services rendered, including base earnings, commissions and similar incentive compensation, cost of living allowances earned within the United States of America, holiday pay, overtime earnings, pay received for election board duty, pay received for jury and witness duty, pay received for military service (annual training), pay received for being available for work, if required (call-in premium), shift differential and premium, sickness/accident related pay, vacation pay, vacation shift premium, and bonus amounts paid under the (i) Sales Bonus Program, (ii) Management Bonus Plan or Executive Bonus Plan, either in cash or in restricted stock, and (iii) group performance sharing payments, such as the "Partners for Success."

            (b) Earnings shall include amounts of salary reduction elected by the Employee under a Code Section 401(k) cash or deferred arrangement or a Code Section 125 cafeteria plan, amounts deferred under the Executive Deferred Compensation

      Plan, and amounts paid to an Employee pursuant to a "split pay arrangement" between the Company and an Affiliated Company.

            (c) Earnings shall not include business expense reimbursements; Company gifts or the value of Company gifts; Company stock related options and payments; employee referral awards; flexible compensation credits paid in cash; special overseas payments, allowances and adjustments including, but not limited to, pay for cost of living adjustments and differentials paid for service outside of the United States, expatriate reimbursement payments, and tax equalization payments; forms of imputed income; long-term disability pay; payment for loss of Company car; Company car allowance; payments for patents or for writing articles; relocation and moving expenses; retention and employment incentive payments; severance pay; long-term incentive awards, bonuses or payments; "Impact Award" payments; "Employee of the Year" payments; "Awards for Excellence" payments; special group incentive payments and individual recognition payments which are nonrecurring in nature; tuition reimbursement; and contributions by the Company under the Plan or distributions hereunder, any contributions or distributions pursuant to any other plan sponsored by the Company and qualified under Code Section 401(a) (other than contributions constituting salary reduction amounts elected by the Employee under a Code Section 401(k) cash or deferred arrangement), any payments under a health or welfare plan sponsored by the Company, or premiums paid by the Company under any insurance plan for the benefit of Employees.

            (d) For purposes of this Section and notwithstanding paragraph (a) above, (i) for periods beginning on or after January 1, 2003, if a Participant is not an Active Participant at any time during the month, he or she shall be deemed to have no Earnings for that month, (ii) for the period beginning on April 1, 2001 and ending on December 31, 2002, if a Participant is an Employee at any time during a month, Earnings for that month shall be the Earnings actually paid to the Participant during such month, and (iii) for periods prior to April 1, 2001, if a Participant is not an Employee for the entire month, he or she shall be deemed to have no Earnings for that month.

            (f) Earnings shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B), for purposes of determining all benefits provided under the Plan. Any cost-of-living adjustments in effect for a calendar year shall apply to the Plan Year beginning with or within such calendar year. For purposes of determining benefits provided under the Plan in a Plan Year beginning on or after January 1, 2002, Earnings for any prior Plan Year shall not exceed $200,000.

      2.15 Effective Date. "Effective Date" of this restated Plan shall mean January 1, 2003 except as provided herein or as otherwise required for the Plan to continue to maintain its qualified status under Code Section 401(a). The "Original Effective Date" of the Plan shall mean July 26, 1989.

      2.16 Eligibility Computation Period. "Eligibility Computation Period" shall mean a 365 day period used for determining whether an Employee is eligible to participate in the Plan.

      Each Employee shall be credited with (i) the aggregate number of days between each Employment Commencement Date (or Reemployment Commencement
      Date) of the Employee and the Severance Date which immediately follows that Employment Commencement Date (or Reemployment Commencement Date) and
      (ii) the aggregate number of days during a Period of Severance of less than twelve months.

      2.17 Eligible Employee. "Eligible Employee" shall mean:

            (a) For Plan Years beginning on or after January 1, 2003 and subject to paragraph (d) below, an Eligible Employee is any "Election Eligible Employee" who makes a one-time irrevocable election under procedures established by the Sponsor to continue as an Active Participant for Plan Years beginning on or after January 1, 2003 and who did not incur a Severance on or after October 1, 2002. An "Election Eligible Employee" is any Employee who is an Eligible Employee (as defined in paragraph (b) below) on September 30, 2002. The classification of an Employee as an Eligible Employee for Plan Years beginning on or after January 1, 2003 shall be determined solely from the records obtained during the election period established by the Sponsor.

            (b) For the 2002 Plan Year only and subject to paragraph (d) below, an Eligible Employee is any Employee who is employed by the Company but not by a joint venture in which the Company is a joint venturer and whose Employment Commencement Date or most recent Reemployment Commencement Date is prior to October 1, 2002; provided, however, if a former Employee is rehired on or after October 1, 2002 but prior to January 1, 2003 and would be an Eligible Employee but for his or her Reemployment Commencement Date, he or she shall be an Eligible Employee commencing on his or her Reemployment Commencement Date but shall cease to be an Eligible Employee as of January 1, 2003. Notwithstanding the foregoing, a Leased Employee or an Employee of the Company who, as of October 1, 2002, is neither a United States citizen nor a United States resident shall not be an Eligible Employee.

            (c) For Plan Years beginning prior to January 1, 2002 and subject to paragraph (d) below, an Eligible Employee is any Employee who is employed by the Company but not by a joint venture in which the Company is a joint venturer; provided, however, a Leased Employee or an Employee of the Company who is neither a United States citizen nor a United States resident shall not be an Eligible Employee.

            (d) Notwithstanding paragraphs (a), (b), and (c) above, (i) an Employee with respect to whom retirement benefits have been the subject of good faith collective bargaining shall be an Eligible Employee to the extent a collective bargaining agreement relating to him or her so provides and (ii) a temporary employee classified as such by the Sponsor or an Affiliated Company shall not be an Eligible Employee for Plan Years beginning prior to January 1, 1996.

            2.18 Eligible Retirement Plan. "Eligible Retirement Plan" shall mean
      (i) an individual retirement account or annuity described in Code Section 408(a) or 408(b), (ii) a qualified retirement plan described in Code Section 401(a) or 403(a) that accepts Eligible Rollover Distributions, (iii) an annuity contract described in Code Section 403(b) that accepts Eligible Rollover Distributions, and (iv) an eligible plan described in Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of an Eligible Rollover Distribution to a surviving spouse, or to a spouse or former spouse who is an Alternate Payee under a Qualified Domestic Relations Order (as defined in Article XIII).

      2.19 Eligible Rollover Distribution. "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution shall not include:

            (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more;

            (b) any distribution to the extent such distribution is required under Code Section 401(a)(9);

            (c) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and

            (d) any other distribution that is reasonably expected to total less than $200 during the year.

      For purposes of this Section, `Distributee' shall mean any Employee or former Employee receiving a distribution from the Plan. A Distributee also includes the Employee or former Employee's surviving spouse and the Employee or former Employee's spouse or former spouse who is an Alternate Payee under a Qualified Domestic Relations Order (as defined in Article XIII) with regard to the interest of the spouse or former spouse.

      2.20 Employee.(1) "Employee" shall mean, for purposes of the Plan, any individual who is employed by the Sponsor or an Affiliated Company, any portion of whose income is subject to withholding of income tax and/or for whom Social Security contributions are made by the Sponsor or an Affiliated Company; provided, however, that such term shall not include:

            (a) Any individual who performs services for the Sponsor or an Affiliated Company and who is classified or paid as an independent contractor as determined by the payroll records of the Sponsor or an Affiliated Company even if a court or administrative

----------
(1) Section 2.20 was amended by the First Amendment to the Allergan, Inc. Pension Plan (Restated 2001) as set forth above.

      agency determines that such individual is a common-law employee and not an independent contractor;

            (b) Any individual who performs services for the Sponsor or an Affiliated Company pursuant to an agreement between the Sponsor or an Affiliated Company and any other person including a leasing organization except to the extent such individual is a Leased Employee; and

            (c) Any individual whose employment is transferred from the Sponsor or an Affiliated Company to Advanced Medical Optics, Inc. ("AMO") in connection with the distribution of the stock of AMO by the Sponsor to its stockholders, effective as of the day following such transfer, hereinafter referred to as an "AMO Employee." An individual is an AMO Employee if classified or identified as such in the payroll records of the Sponsor or an Affiliated Company or in the Employee Matters Agreement entered into between the Sponsor and AMO.

      2.21 Employment Commencement Date. "Employment Commencement Date" shall mean the date on which an Employee is first credited with an Hour of Service for the Sponsor or an Affiliated Company. An Employee shall not, for the purpose of determining his or her Employment Commencement Date, be deemed to have commenced employment with an Affiliated Company prior to the effective date on which the entity became an Affiliated Company unless the Sponsor expressly determines otherwise, and except as is expressly provided otherwise in the Plan, in Appendix C to the Plan, or in resolutions of the Board of Directors.

      2.22 ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974 and the regulations thereunder. Reference to a specific ERISA Section shall be deemed also to refer to any applicable regulations under that Section, and shall also include any comparable provisions of future legislation that amend, supplement or supersede that specific Section.

      2.23 Fund. "Fund" shall mean the assets accumulated for purposes of the Plan.

      2.24 Highly Compensated Employee. "Highly Compensated Employee" shall mean:

            (a) An Employee who performed services for the Company during the Plan Year or preceding Plan Year and is a member of one or more of the following groups:

                  (i) Employees who at any time during the Plan Year or
            preceding Plan Year are or were Five Percent Owners (as defined in Section 12.2).

                  (ii) Employees who received Compensation during the preceding
            Plan Year from the Company in excess of $80,000 (as adjusted in such manner as permitted under Code Section 414(q)(1)).

            (b) The term "Highly Compensated Employee" includes a Former Highly Compensated Employee. A Former Highly Compensated Employee is any Employee who was (i) a Highly Compensated Employee when he or she terminated employment with the Company or (ii) a Highly Compensated Employee at any time after attaining age 55. Notwithstanding the foregoing, an Employee who separated from service prior to 1987 shall be treated as a Former Highly Compensated Former Employee only if during the separation year (or year preceding the separation year) or any year after the Employee attains age 55 (or the last year ending before the Employee's 55th birthday), the Employee either received Compensation in excess of $50,000 or was a Five Percent Owner (as defined in Section 12.2).

            (c) For the purpose of this Section, the term "Compensation" means compensation as defined in Code Section 415(c)(3), as set forth in Section 5.12.

            (d) For the purpose of this Section, the term "Company" shall mean the Sponsor and any Affiliated Company.

      The determination of who is a Highly Compensated Employee, including the determination of the Compensation that is considered, shall be made in accordance with Code Section 414(q) and applicable regulations to the extent permitted thereunder.

      2.25 Hour of Service. "Hour of Service" shall mean an hour for which an Employee is paid or entitled to payment for the performance of duties for the Sponsor and any Affiliated Company.

      2.26 Investment Manager. "Investment Manager" shall mean the one or more Investment Managers, if any, that are appointed pursuant to the provisions of
Section 9.15 and who constitute investment managers under Section 3(38) of ERISA.

      2.27 Leased Employee. "Leased Employee" shall mean any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one (1) year, and such services are performed under the primary direction or control by recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A Leased Employee shall not be considered an Employee of the recipient if Leased Employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce and such Leased Employee is covered by a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least ten (10) percent of compensation as defined under Code Section 415(c)(3); (ii) immediate participation; and (iii) full and immediate vesting.

      2.28 Normal Retirement Date. "Normal Retirement Date" shall mean the date a Participant attains age 65.

      2.29 Participant. "Participant" shall mean: (i) an Active Participant, or
(ii) a former Active Participant who is eligible for an immediate or deferred benefit under Article V.

      2.30 Period of Severance. "Period of Severance" shall mean the period of time commencing on an Employee's Severance Date and ending on the Employee's subsequent Reemployment Commencement Date, if any.

      2.31 Plan. "Plan" shall mean the Allergan, Inc. Pension Plan described herein and as amended from time to time.

      2.32 Plan Administrator. "Plan Administrator" shall mean the administrator of the Plan within the meaning of Section 3(16)(A) of ERISA. The Plan Administrator shall be the Allergan Corporate Benefits Committee whose members are appointed by the Board of Directors pursuant to the provisions of Section
9.1 to administer the Plan.

      2.33 Plan Year. "Plan Year" shall mean the calendar year. The Plan Year shall be the limitation year for purposes of computing limitations on contributions, benefits and allocations.

      2.34 Primary Social Security Benefit. "Primary Social Security Benefit" shall mean for purposes of determining a Participant's Accrued Benefit:

            (a) for an Employee whose Severance occurs on or after the date he or she attains Age 62, the immediate benefit that is or would have been payable to him or her at Age 65 or his or her actual retirement, if earlier, under the Social Security Act (or foreign equivalent) as then in effect; or

            (b) for an Employee whose Severance occurs prior to Age 62, the benefit that would be payable to him or her at Age 62 under the Social Security Act (or foreign equivalent) as in effect when he or she incurs a Severance, without adjustments for cost of living, projected on the assumption that for each month before Age 60, he or she continues to receive wages for Social Security purposes equal to one-twelfth of his or her Earnings for the calendar year preceding the year in which his or her Severance occurs, and that he or she shall receive no further wages for Social Security purposes after the later of Age 60 or his or her actual Severance.

      2.35 Qualified Joint and Survivor Annuity. "Qualified Joint and Survivor Annuity" shall mean the form of pension benefit described in this Section. Under a Qualified Joint and Survivor Annuity, monthly payments to the Participant shall begin on the date provided in Article V and continue until the last day of the month in which the Participant's death occurs. On the first day of the following month, monthly payments in an amount equal to 50% of the monthly payment to the Participant which is attributable to his or her Accrued Benefit shall begin to his or her surviving spouse but only if the spouse was married to the Participant on the date as of which payments to the Participant began. Payments to a surviving spouse under a Qualified Joint and Survivor Annuity shall end on the last day of the month in which the spouse's death occurs. The anticipated payments under a Qualified Joint and Survivor Annuity shall be the actuarial equivalent of a pension in the form of a Single Life Annuity in the amount set forth in Article V.

      2.36 Reemployment Commencement Date. "Reemployment Commencement Date" shall mean, in the case of an Employee who incurs a Severance and who is subsequently reemployed by the Sponsor or an Affiliated Company, the first day following the Severance on which the Employee is credited with an Hour of Service for the Sponsor or an Affiliated Company with respect to which he or she is compensated or entitled to compensation by the Sponsor or an Affiliated Company. An Employee shall not, for the purpose of determining his or her Reemployment Commencement Date, be deemed to have commenced employment with an Affiliated Company prior to the effective date on which the entity became an Affiliated Company unless the Sponsor shall expressly determine otherwise, and except as is expressly provided otherwise in the Plan or in resolutions of the Board of Directors.

      2.37 Severance. "Severance" shall mean the termination of an Employee's employment with the Sponsor or an Affiliated Company by reason of such Employee's death, retirement, resignation or discharge, or otherwise. For purposes of determining a Participant's Vesting Years and Benefit Years, such Participant shall not incur a Severance by reason of the following:

            (a) absence due to service in the Armed Forces of the United States, if the Employee makes application to the Company for resumption of work with the Company, following discharge, within the time specified by then applicable law or absence due to qualified military service if so required by Code Section 414(u);

            (b) absence resulting from temporary disability on account of illness or accident;

            (c) absence while covered by a long term disability plan maintained by the Company that is prior to the earlier of (i) a Participant's Normal Retirement Date (or, if later, such date the Participant is no longer classified as an Eligible Employee as determined by the payroll records of the Sponsor or Affiliated Company or (ii) the date his or her pension under the Plan commences, provided that the Participant has at least five
      (5) Vesting Years as of the first date of such absence; or

            (d) such other types of absence as the Company may determine by uniform policy.

      2.38 Severance Date. "Severance Date" shall mean, in the case of any Employee who incurs a Severance, the day on which such Employee is deemed to have incurred such Severance as determined in accordance with the provisions of
Section 2.37. In the case of any Employee who incurs a Severance as provided under Section 2.37 and who is entitled to a subsequent payment of compensation for reasons other than future services (e.g., as back pay for past services rendered or as payments in the nature of severance pay), the Severance Date of such

Employee shall be as of the effective date of the Severance event (e.g., the date of his or her death, effective date of a resignation or discharge, etc.), and the subsequent payment of the aforementioned type of post-Severance compensation shall not operate to postpone the timing of the Severance Date for purposes of the Plan except as provided in Section 2.37.

      2.39 Single Life Annuity. "Single Life Annuity" shall mean the form of pension benefit described in this Section. Under a Single Life Annuity, monthly payments to the Participant shall begin on the date provided in Article V and continue until the last day of the month in which the Participant's death occurs.

      2.40 SKB Plan. "SKB Plan" shall mean the Retirement Plan for Employees of SmithKline Beckman Corporation.

      2.41 Special Retirement Eligibility Date. "Special Retirement Eligibility Date" shall mean the date a Participant attains age 62.

      2.42 Spin-Off Date. "Spin-Off Date" shall mean on or about July 26, 1989, SmithKline Beckman Corporation distributed the stock of the Sponsor to its shareholders, rendering Eligible Employees of the Company ineligible to participate in the SKB Plan. The liability for the accrued benefits of Eligible Employees under the SKB Plan and assets sufficient to satisfy applicable legal requirements were transferred to the Plan in November of 1989. The benefits which were previously provided by the SKB Plan for former employees of Company who terminated prior to the Spin-Off Date shall be paid under the Plan.

      2.43 Sponsor. "Sponsor" shall mean Allergan, Inc., a Delaware corporation, and any successor corporation or entity.

      2.44 Trust. "Trust" or" Trust Fund" shall mean the one or more trusts created for funding purposes under the Plan.

      2.45 Trustee. "Trustee" shall mean the individual or entity acting as a trustee of the Trust Fund.

      2.46 Vesting Year. "Vesting Year" shall mean a credit awarded as follows:

            (a) In the case of any Employee who was employed by the Sponsor or an Affiliated Company at any time prior to the Original Effective Date, for the period prior to the Original Effective Date, such Employee shall be credited with that number of Vesting Years under this Plan equal to the number of Vesting Years (as that term is defined in the SKB Plan) credited to such Employee under the SKB Plan as of the Original Effective Date.

            (b) In the case of any Employee who is employed by the Sponsor or an Affiliated Company on or after the Original Effective Date, an Employee shall be credited with a number of Vesting Years equal to 1/365th of (i) the aggregate number of days between each Employment Commencement Date (or Reemployment Commencement
      Date) of the Employee and the Severance Date which immediately follows that Employment Commencement Date (or Reemployment Commencement Date) and
      (ii) the aggregate number of days for any Period of Severance of less than twelve months. Solely for the purpose of determining an Employee's Vesting Years under this paragraph (b), in the case of an Employee who is employed by the Sponsor or an Affiliated Company on the Original Effective Date, that date shall be deemed to be an Employment Commencement Date of the Employee (with Vesting Years for the period prior to the Original Effective Date determined under paragraph (a) above).

            (c) In the case of any Employee who is employed under Departments 120 through 130 at the Allergan Medical Optics - Lenoir facility, such Employee shall be credited with a number of Vesting Years equal to 1/365th of (i) the aggregate number of days between each Employment Commencement Date (or Reemployment Commencement Date) of the Employee and the Severance Date which immediately follows that Employment Commencement Date (or Reemployment Commencement Date) and (ii) the aggregate number of days for any Period of Severance of less than twelve months. Solely for the purpose of determining an Employee's Vesting Years under this paragraph (c), an Employee's Employment Commencement Date or Reemployment Commencement Date shall include dates prior to Allergan Medical Optics - Lenoir facility becoming an Affiliated Company.

                                   ARTICLE III
                                PARTICIPATION(2)

      3.1 Participation for the 2003 Plan Year and thereafter. For Plan Years beginning on or after January 1, 2003, participation in the Plan shall be determined as follows:

            (a) Each Employee or former Employee who is a Participant in the Plan as of December 31, 2002 shall continue as a Participant and each Participant who is an Active Participant in the Plan as of December 31, 2002 shall continue as an Active Participant so long as he or she is an Eligible Employee (as defined in Section 2.17(a)). Any other Employee shall not be eligible to become a Participant in the Plan and any Participant who is not an Active Participant on January 1, 2003 shall not be eligible to become an Active Participant in the Plan.

            (b) If an Active Participant incurs a Severance after January 1, 2003 and is subsequently reemployed, he or she shall not be reinstated as an Active Participant but shall continue to be credited with Vesting Service in accordance with Section 2.46 and shall be entitled to a monthly pension upon completing five (5) Vesting Years or reaching the Special Retirement Eligibility Date and completing one (1) Vesting Year, the amount of which shall be equal to his or her Accrued Benefit determined as of his or her first Severance Date following January 1, 2003, at such times and in such forms as permitted under Article V.

      3.2 Participation for the 2002 Plan Year. For the 2002 Plan Year, each Employee or former Employee who is a Participant in the Plan as of December 31, 2001 shall continue as a Participant and each Participant who is an Active Participant in the Plan as of December 31, 2001 shall continue as an Active Participant so long as he or she is an Eligible Employee (as defined in Section 2.17(b)). Any other Eligible Employee (as defined in Section 2.17(b)) shall become a Participant in the Plan on the later of: (i) the date the Eligible Employee completes his or her Eligibility Computation Period, or December 31, 2002, if earlier, or (ii) the date the Employee becomes an Eligible Employee, and shall continue as an Active Participant so long as he or she is an Eligible Employee.

      3.3 Participation prior to the 2002 Plan Year. For Plan Years prior to January 1, 2002, each Eligible Employee (as defined in Section 2.17(c)) became a Participant in the Plan on the later of: (i) the date the Employee completed his or her Eligibility Computation Period or (ii) the date the Employee became an Eligible Employee, and continued as an Active Participant so long as he or she was an Eligible Employee.

----------
(2) Article III was amended in its entirety by the Second Amendment to the Allergan, Inc. Pension Plan (Restated 2001) as set forth above.

                                   ARTICLE IV
                               ACCRUAL OF BENEFITS

      4.1 Accrued Benefit Formula. Each Participant shall have an Accrued Benefit equal to one-twelfth (1/12) of the sum of:

            (a) 1.23% of his or her Average Earnings not in excess of Covered Compensation multiplied by the number of his or her Benefit Years to a maximum of 35 Benefit Years; plus

            (b) 1.73% of his or her Average Earnings in excess of Covered Compensation multiplied by the number of his or her Benefit Years to a maximum of 35 Benefit Years; plus

            (c) .50% of his or her Average Earnings multiplied by the number of his or her Benefit Years in excess of 35 Benefit Years.

      For purposes of this Section, "Covered Compensation" is the average (without indexing) of the social security wage bases in effect for each calendar year during the 35-year period ending with the calendar year in which the Participant attains (or will attain) the social security retirement age as defined in Code Section 415(b)(8). In determining a Participant's Covered Compensation for a Plan Year, it is assumed that the social security wage base in effect at the beginning of the Plan Year will remain the same for all future calendar years."

      4.2 Minimum Accrued Benefit. Notwithstanding any other provision of the Plan, under no circumstances shall any Participant's Accrued Benefit under the Plan be less than the amount of his or her accrued benefit under the SKB Plan as of the Spin-Off Date under the terms of the SKB Plan in effect as of that date, including any amendments made to the SKB Plan which are effective on the Spin-Off Date, notwithstanding the fact that they may have been adopted after such date.

      4.3 Accrued Benefit for Participants with Earnings in excess of $150,000 prior to January 1, 1994. The Accrued Benefit of a "Section 401(a)(17) Employee" shall be the greater of:

            (a) The Section 401(a)(17) Employee's Accrued Benefit determined under the benefit formula in effect on or after January 1, 1994 taking into account all Benefit Years of the Section 401(a)(17) Employee; or

            (b) the sum of:

                  (i) the Section 401(a)(17) Employee's Accrued Benefit
            determined as of December 31, 1993 frozen in accordance with Section 1.401(a)(4)-13 of the Treasury Regulations; and

                  (ii) the Section 401(a)(17) Employee's Accrued Benefit
            determined under the benefit formula applicable for Plan Years beginning on or after January 1, 1994 taking into account only those Benefit Years of the Section 401(a)(17) Employee credited on or after January 1, 1994; or

            (c) the sum of:

                  (i) the Employee's Accrued Benefit determined as of December
            31, 1988 under the SKB Plan and frozen in accordance with Section 1.401(a)(4)-13 of the Treasury Regulations; and

                  (ii) the Section 401(a)(17) Employee's Accrued Benefit
            determined under the benefit formula applicable for Plan Years beginning on or after January 1, 1989 taking into account only those Benefit Years of the Section 401(a)(17) Employee credited on or after January 1, 1989 and before January 1, 1994; and

                  (iii) the Section 401(a)(17) Employee's Accrued Benefit
            determined under the benefit formula applicable for Plan Years beginning on or after January 1, 1994 taking into account only those Benefit Years of the Section 401(a)(17) Employee credited on or after January 1, 1994.

      For purposes of this Section, a "Section 401(a)(17) Employee" means a Participant whose current Accrued Benefit as of January 1, 1994 is based on Earnings in excess of $150,000.

      4.4 Accrued Benefit for Participants Participating in the Voluntary Early Retirement Incentive Program ("VERI"). The Accrued Benefit of a "VERI Employee" shall be determined as follows:

            (a) For the purpose of calculating the Accrued Benefit of a VERI Employee under Section 4.1, a VERI Employee shall be credited with five
      (5) Benefit Years in addition to the number of Benefit Years credited under Section 2.9.

            (b) The early retirement reduction factors of Sections 5.3(a) and 5.3(b) shall not apply to reduce the monthly pension derived from the Accrued Benefit of a VERI Employee.

      For purposes of this Section 4.4 and Section 4.5 below, a "VERI Employee" means a Participant who has elected by August 31, 1998 (or such later date as approved by the Sponsor but in no event later than September 30, 1998) to participate in the Voluntary Early Retirement Incentive program offered by the Sponsor.

      4.5 Temporary Supplemental Monthly Benefit for Participants Participating in the Voluntary Early Retirement Incentive Program. In addition to his or her Accrued Benefit, a VERI Employee shall receive a temporary supplemental monthly pension determined as follows:

            (a) A VERI Employee who is unmarried when his or her monthly pension payments begin shall receive a temporary supplemental monthly pension following the month in which his or her retirement occurs and continuing until the earlier of (i) the month in which the VERI Employee attains age 62 or (ii) the month in which the VERI Employee dies. The amount of the temporary supplemental monthly pension shall be determined in accordance with the following Table:

                                    Age at                             Amount of
                               December 31, 1998              Supplemental Monthly Pension
                               -----------------              ----------------------------
                                    60-61                              $500.00
                                    55-59                              $400.00
                                    50-54                              $300.00

            (b) A VERI Employee who is married when his or her monthly pension payments begin shall receive a temporary supplemental monthly pension following the month in which his or her retirement occurs and continuing until the earlier of (i) the month in which the VERI Employee attain age 62 or (ii) the month in which the VERI Employee dies unless the VERI Employee elects to receive his or her monthly pension in the form of (i) a contingent beneficiary option, (ii) a guaranteed payment option, or (iii) a level income option as described in Section 6.4. In such case, if the married VERI Employee dies before reaching age 62, his or her temporary supplemental monthly pension shall be paid to his or her spouse, if living, and shall continue until the month in which the VERI Employee would have attained age 62. The amount of the temporary supplemental monthly pension shall be determined in accordance with the Table set forth in subsection (a) above.

                                    ARTICLE V
                                    BENEFITS

      5.1 Normal Retirement. If a Participant incurs a Severance on account of retirement on or between the Special Retirement Eligibility Date and the Normal Retirement Date, he or she shall be entitled to a monthly pension that begins as of the first day of the month coincident with or next following his or her Severance Date which is equal to his or her Accrued Benefit.

      5.2 Postponed Retirement. If a Participant incurs a Severance on account of retirement after attaining the Normal Retirement Date, he or she shall be entitled to a monthly pension that begins as of the first day of the month coincident with or next following his or her Severance Date which is equal to his or her Accrued Benefit determined as of the Normal Retirement Date increased by the greater of (i) any additional benefit accruals provided under Article IV after the Normal Retirement Date, or (ii) an actuarial adjustment to take into account a delay in the payment of the Participant's Accrued Benefit using the actuarial assumptions set forth in Appendix A for determining actuarial equivalence. The foregoing provisions of this Section 5.2 shall be interpreted and applied in accordance with the provisions of Proposed Treasury Regulation
Section 1.411(b)-2(b)(4)(iii) or the corresponding provision of any subsequently adopted final regulations.

      5.3 Early Retirement. A Participant shall be eligible for Early Retirement as set forth below:

            (a) If a Participant who has at least five (5) Vesting Years and whose age is at least 55 incurs a Severance on account of retirement, he or she shall be eligible for Early Retirement as set forth in this paragraph (a):

                  (i) Such Participant shall be entitled to a monthly pension that begins as of the first day of the month coincident with or next following his or her Severance Date or, at his or her election, a monthly pension that begins as of the first day of any subsequent month not later than the Normal Retirement Date.

                  (ii) Such Participant's monthly pension shall be equal to his or her Accrued Benefit but reduced in accordance with the following Table, with the percentage for a fractional part of a year of age being prorated on the basis of a number of full months.

                                         % of Normal Pension                             % of Normal Pension
                Age When Payments           Computed Under        Age When Payments         Computed Under
                      Begin                   Article IV                Begin                 Article IV
                -----------------        -------------------      -----------------      -------------------
                       61                         94                      57                      70
                       60                         88                      56                      64
                       59                         82                      55                      58
                       58                         76

                  (iii) A Participant who is an AMO Employee (as defined in
            Section 2.20) shall be treated as having not less than five (5) Vesting Years as of the day following his or her transfer to Advanced Medical Optics, Inc. for purposes of this paragraph (a).(3)

            (b) If a Participant who was a Participant on June 26, 1990, and who has at least five (5) Vesting Years, and whose age plus Benefit Years sum to at least 55 incurs a Severance on account of retirement, he or she shall be eligible for Early Retirement as set forth in this paragraph (b):

                  (i) Such Participant shall be entitled to a monthly pension that begins as of the first day of the month coincident with or next following his or her Severance Date or, at his or her election, a monthly pension that begins as of the first day of any subsequent month not later than the Normal Retirement Date.

                  (ii) Such Participant's monthly pension shall be equal to his or her Accrued Benefit determined as of June 26, 1990, as set forth under the formula contained in Appendix B, but reduced in accordance with the following Table, with the percentage for a fractional part of a year of age being prorated on the basis of a number of full months.

                                         % of Normal Pension                             % of Normal Pension
                Age When Payments           Computed Under        Age When Payments         Computed Under
                      Begin                   Article IV                Begin                 Article IV
                -----------------        -------------------      -----------------      -------------------

                       61                         94                      48                      36
                       60                         88                      47                      34
                       59                         82                      46                      32
                       58                         76                      45                      30
                       57                         70                      44                      28
                       56                         64                      43                      27
                       55                         58                      42                      26
                       54                         52                      41                      25
                       53                         46                      40                      24
                       52                         44                      39                      23
                       51                         42                      38                      22
                       50                         40                      37                      21
                       49                         38

                  Provided, that the above percentages shall be increased by 1%
            to a maximum of 10% for each of the Participant's Benefit Years in excess of 20, with the percentage for a fractional part of a Benefit Year being prorated on the basis of

----------
(3) Section 5.3(a)(iii) was added by the First Amendment to the Allergan, Inc. Pension Plan (Restated 2001) as set forth above.

            the number of full months. In no event, however, shall a percentage be increased above 100%.

                  (iii) Notwithstanding subparagraph (ii) above, (1) if the
            Participant is age 55 or older when payments begin, the Participant shall receive a total monthly pension which is the greater of the amount determined under paragraph (a)(ii) or paragraph (b)(ii) above, and (2) if the Participant is less than age 55 when benefit payments begin, the Participant shall receive a monthly pension which is determined under paragraph (b)(ii) plus an additional monthly pension commencing at age 55 which is actuarially equivalent to the excess, if any, of the actuarial equivalent value of the monthly pension under paragraph (a)(ii) determined at age 55 over the actuarial equivalent value of the monthly pension under paragraph (b)(ii) determined at age 55.

            (c) A Participant who has elected by August 31, 1998 (or such later date as approved by the Sponsor but in no event later than September 30,
      1998) to participate in the Voluntary Early Retirement Incentive program offered by the Sponsor shall be entitled to a monthly pension that begins as of the first day of the month coincident with or next following his or her Severance Date or, at his or her election, a monthly pension that begins as of the first day of any subsequent month not later than the Normal Retirement Date.

            (d) If a Participant incurs a Severance and retires under this Section, and his or her monthly pension begins after the first day of the month coincident with or next following the Special Retirement Eligibility Date, such Participant shall be entitled to the monthly pension payments he or she would have received had his or her pension began as of the first day of the month following the Special Retirement Eligibility Date.

      5.4 Termination of Employment.

            (a) If a Participant who has at least five (5) Vesting Years incurs a Severance for any reason other than death and is not eligible to retire under Section 5.3, he or she shall be entitled to a monthly pension that begins on the first day of the month coincident with or next following the date he or she attains age 55, or at his or her election, a monthly pension that begins as of the first day of any subsequent month not later than the Normal Retirement Date. In the event a Participant elects that his or her monthly pension begin prior to the Special Retirement Eligibility Date, the amount of his or her monthly pension shall be determined as provided in Section 5.3(a).

            (b) If a Participant who has at least five (5) Vesting Years incurs a Severance for any reason other than death and is not eligible to retire under Section 5.3 but was a Participant on June 26, 1990, he or she shall be entitled to a monthly pension that begins on the first day of the month coincident with or next following the date his or her Age and Benefit Years total 55 years, or at his or her election, a monthly pension that begins as of the first day of any subsequent month not later than the Normal Retirement Date. In the event a Participant elects that his or her monthly pension begin prior to the Special Retirement Eligibility Date, the amount of his or her monthly pension shall be determined as provided in Section 5.3(b).

            (c) If a Participant incurs a Severance and is entitled to a monthly pension under this Section, and his or her monthly pension begins after the first day of the month coincident with or next following the Special Retirement Eligibility Date, such Participant shall be entitled to the monthly pension payments he or she would have received had his or her pension began as of the first day of the month following the Special Retirement Eligibility Date.

      5.5 Consent to Pension Payments . If the lump sum Actuarial Equivalent of a Participant's pension exceeds $5,000 ($3,500 for the 1997 Plan Year), the Participant and, if applicable, the Participant's spouse must consent to the payment or commencement of the Participant's pension prior to the Normal Retirement Date in accordance with the following rules:

            (a) The consent of the Participant shall be obtained in writing within the 90-day period ending on the Annuity Starting Date. No such consent shall be effective with respect to a married Participant unless the Participant's spouse consents thereto in writing. Spousal consent shall not be required if a married Participant elects a joint and survivor option providing for payment of at least 50% of his or her annuity to his or her surviving spouse or the Sponsor determines there is no spouse or the spouse cannot be located. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent the payment or commencement of the Participant's pension is required to begin under
      Section 5.8.

            (b) Each Participant shall receive in written nontechnical language a notice which shall include a general description of the material features, and an explanation of the relative values of, the available optional forms of benefit. Such notice shall be furnished to the Participant no less than 30 days and no more than 90 days prior to the Participant's Annuity Starting Date; provided, however, the Participant's pension may be paid or commence less than 30 days after such notice is furnished if the notice clearly informs the Participant that he or she has at least 30 days after receiving the notice to consider the decision of whether or not to elect the commencement of his or her pension (and, if applicable, an optional form of benefit), and the Participant, after receiving the notice, affirmatively elects to commence his or her pension.

      5.6 Maximum Pension. The largest aggregate annual pension that may be paid to any Participant in any Plan Year under the Plan shall be determined as follows:

            (a) Subject to paragraphs (b) through (d), the largest aggregate annual pension that may be paid to any Participant in any Plan Year, when added to the pension under any other qualified defined benefit plan maintained by the Sponsor or any Affiliated Company, shall not exceed the lesser of:

                  (i) The Defined Benefit Dollar Limitation of $160,000 ($90,000
            for Plan Years prior to the 2002 Limitation Year), multiplied by a fraction the numerator of which is the number of the Participant's years of participation (or a part thereof) in the Plan or, up to the Spin-Off Date in the SKB Plan or in the Beckman Instruments, Inc. Pension Plan, not in excess of ten, and the denominator of which is ten; or

                  (ii) The Defined Benefit Compensation Limitation of 100% of
            the Participant's average annual total cash remuneration from the Company in the thirty-six consecutive months which yield the highest average, multiplied by a fraction the numerator of which is the number of the Participant's Vesting Years (or a part thereof) not in excess of ten and the denominator of which is ten.

            Benefit increases resulting from the increase in the Defined Benefit Dollar Limitation and the Defined Benefit Compensation Limitation under the Economic Growth and Tax Relief Reconciliation Act of 2001 shall apply to all Employees participating in the Plan who have one (1) Hour of Service on or after January 1, 2002.

            (b) The limitations set forth in this Section 5.6 shall be determined as provided below:

                  (i) The Defined Benefit Dollar Limitation shall automatically be adjusted annually for increases in the cost of living as provided in Code Section 415(d). The adjusted limitation shall be effective as of January 1st of each calendar year and shall be applicable to Limitation Years ending with or within that calendar year. Such new limitation is incorporated herein by this reference and shall be substituted for the Defined Benefit Dollar Limitation set forth in paragraph (a) above.

                  (ii) "Cash remuneration" shall mean "compensation" as defined in Section 5.12.

                  (iii) For purposes of this Section, a Participant's pension shall be measured as a Single Life Annuity or Qualified Joint and Survivor Annuity. A pension benefit shall be treated as a Qualified Joint and Survivor Annuity if it meets all of the requirements as defined in Section 2.35 except that the periodic payments to the spouse may be equal to or greater than 50%, but not more than 100%, of those to the Participant.

                  (iv) A benefit payable in a form other than a Single Life
            Annuity or Qualified Joint and Survivor Annuity described in subparagraph (iii) above shall be adjusted to the Actuarial Equivalent of a Straight Life Annuity before applying the limitations of this Section. Effective for Limitation Years commencing on or after January 1, 1995, Actuarial Equivalent for the form of benefit shall be determined using (1) the interest rate and mortality table specified in Appendix A or (2) 5% interest (or for lump sums or other benefits subject to Code Section 417(e)(3), the applicable interest rate under Code Section 415(b)(2)(E)(ii) as determined as provided in Appendix A) and the applicable mortality table under

            Code Section 415(b)(2)(E)(v), whichever produces the greater Actuarial Equivalent value.

                  (v) In addition to other limitations set forth in the Plan and notwithstanding any other provisions of the Plan, the accrued benefit, including the right to any optional benefits provided in the Plan (and all other defined benefit plans required to be aggregated with this Plan under the provisions of Code Section 415) shall not increase to an amount in excess of the amount permitted under Code Section 415 at any time.

            (c) For Limitation Years beginning on or after January 1, 2002, the Defined Benefit Dollar Limitation for any Participant shall be adjusted as follows:

                  (i) If a Participant's pension begins prior to age 62, the
            Defined Benefit Dollar Limitation applicable to the Participant at such earlier age is an annual benefit payable in the form of a straight life annuity beginning at the earlier age that is the actuarial equivalent of the Defined Benefit Dollar Limitation applicable to the Participant at age 62 (as adjusted under paragraph
            (a) above, if required). The Defined Benefit Dollar Limitation applicable at an age prior to age 62 is determined as the lesser of
            (1) the Actuarial Equivalent (at such age) of the Defined Benefit Dollar Limitation computed using the factors specified in Section
            5.3 or (2) the actuarial equivalent (at such age) of the Defined Benefit Dollar Limitation computed using a 5 percent interest rate and the applicable mortality table specified in Appendix A to the Plan. Any decrease in the Defined Benefit Dollar Limitation determined in accordance with this paragraph (c) shall not reflect a mortality decrement if benefits are not forfeited upon the death of the Participant. If any benefits are forfeited upon death, the full mortality decrement is taken into account.

                  (ii) If a Participant's pension begins after age 65, the
            Defined Benefit Dollar Limitation applicable to the Participant at such later age is the annual benefit payable in the form of a straight life annuity beginning at the later age that is actuarially equivalent to the defined benefit dollar limitation applicable to the Participant at age 65 (as adjusted under paragraph (a) above, if required). The actuarial equivalent of the Defined Benefit Dollar Limitation applicable at an age after age 65 is determined as (1) the lesser of the Actuarial Equivalent (at such age) of the Defined Benefit Dollar Limitation computed using the interest rate and mortality table specified in Appendix A to the Plan or (2) the actuarial equivalent (at such age) of the Defined Benefit Dollar Limitation computed using a 5 percent interest rate assumption and the applicable mortality table specified in Appendix A to the Plan. For these purposes, mortality between age 65 and the age at which benefits commence shall be ignored.

                  (d) For Limitation Years beginning prior to January 1, 2002, the Defined Benefit Dollar Limitation for any Participant shall be adjusted if a Participant's pension begins before or after he or she attains his or her Social Security Retirement Age. In such case, the Defined Benefit Dollar Limitation shall be adjusted to its Actuarial Equivalent beginning at the Participant's Social

            Security Retirement Age; except that if his or her pension begins before he or she attains his or her Social Security Retirement Age, but after he or she attains age 62, the Defined Benefit Dollar Limitation shall be reduced by 5/9 of 1% for each of the first 36 months and 5/12 of 1% for each additional month by which the Participant's benefit commencement date precedes his or her Social Security Retirement Age. The Defined Benefit Dollar Limitation applicable at an age prior to age 62 is determined as the lesser of
            (1) the Actuarial Equivalent (at such age) of the Defined Benefit Dollar Limitation computed using the factors specified in Section
            5.3 or (2) the actuarial equivalent (at such age) of the Defined Benefit Dollar Limitation computed using a 5 percent interest rate and the applicable mortality table specified in Appendix A to the Plan. The interest rate used to determine the Actuarial Equivalent shall be the rate stated in the Plan, but shall be 5% if the pension begins after the Social Security Retirement Age. For purposes of this Section and Section 5.7, "Social Security Retirement Age" means
            (i) for any Participant born before January 1, 1938, Age 65, (ii) for any Participant born after December 31, 1937 but before January 1, 1955, Age 66, or (iii) for any other Participant, Age 67. A Participant's pension shall be measured as a Single Life Annuity beginning at his or her Social Security Retirement Age.

      5.7 Defined Benefit Fraction and Defined Contribution Fraction. For Plan Years beginning prior to the 2000 Plan Year, the largest aggregate annual pension that may be paid to any Participant in any Plan Year under the Plan shall not, when added to the pension under any other qualified defined benefit plan maintained by the Sponsor or any Affiliated Company, exceed the lesser of the dollar limitation described in Section 5.6 or the amount that would cause the sum of a Participant's Defined Benefit Fraction and Defined Contribution Fraction for the Plan Year in which the Participant's Severance occurs to equal
1.0. To the extent the sum of a Participant's Defined Benefit Fraction and Defined Contribution Fraction exceeds 1.0, adjustments shall be made first by reducing the Participant's benefit under any defined benefit plan maintained by the Sponsor or an Affiliated Company.

            (a) A Participant's Defined Benefit Fraction for a given Plan Year is a fraction, the numerator of which is his or her projected annual benefit for the Plan Year and the denominator of which is the lesser of
      (i) 1.25 multiplied by $90,000, adjusted to reflect commencement before or after Social Security Retirement Age, or (ii) 1.4 multiplied by 100% of his or her average annual total cash remuneration from the Sponsor or any Affiliated Company in the thirty-six consecutive months which yield the highest average.

            (b) A Participant's Defined Contribution Fraction for a given Plan Year is a fraction, the numerator of which is the sum of his or her annual additions for all calendar years and the denominator of which is the sum of his or her maximum aggregate amounts for all calendar years in which he or she is an Employee. A Participant's maximum aggregate amounts for any Plan Year shall equal the lesser of 1.25 multiplied by the dollar limitation for such Plan Year or 1.4 multiplied by the percentage limitation for such Plan Year.

            (c) The annual addition to a Participant's account for any year is the sum, determined with respect to all defined contribution plans maintained by the Sponsor or an Affiliated Company (including any voluntary contributions feature of any defined benefit plan thereof), of:

                        (i) Company contributions and forfeitures allocated to
            the Participant's account;

                        (ii) For Plan Years beginning after December 31, 1986,
            the amount of the Participant's contributions; for Plan Years beginning before January 1, 1987, the lesser of:

                              (A) 50% of his or her contributions; or

                              (B) For each calendar year after 1975 the amount
                  by which the Participant's contributions exceed 6% of his or her cash remuneration; for each calendar year before 1976 during which he or she was a Participant, the excess of the aggregate amount of his or her contributions for all such years over 10% of his or her aggregate cash remuneration from the Sponsor or an Affiliated Company for all such years, multiplied by a fraction the numerator of which is one and the denominator of which is the number of such years.

                        (iii) Amounts allocated after March 31, 1984 to an
            individual medical account (as defined in Code Section 415(l)(2)) that is part of a pension or annuity plan maintained by the Sponsor or an Affiliated Company;

                        (iv) Amounts derived from contributions paid or accrued
            after December 31, 1985, in taxable years ending after such date, that are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code
            Section 419A(d)(3)) under a welfare benefit fund (as defined in Code
            Section 419(e)) maintained by the Sponsor or an Affiliated Company; and

                        (v) allocations under a simplified employee pension.

      5.8 Mandatory Commencement of Benefits.

            (a) A Participant's pension shall begin no later than sixty days after the close of the Plan Year in which falls the later of his or her attainment of the Normal Retirement Date or the date he or she incurs a Severance.

            (b) In the case of an Active Participant, payment shall begin no later than an Active Participant's required beginning date determined under the rules of subparagraphs (i) or (ii) below:

                  (i) Active Participants attaining age 70-1/2 prior to 1999:
            The required beginning date of an Active Participant who attains age 70-1/2 prior to 1999 shall be April 1 of the calendar year immediately following the year in which the Active Participant attains age 70-1/2; provided, however, that an Active Participant, other than an Active Participant who is a Five Percent Owner (as defined in Section 12.2), who attains age 70-1/2 in 1996, 1997, or 1998 may elect to defer the required beginning date until the first day of the month coincident with or next following his or her Severance Date.

                  (ii) Active Participants attaining age 70-1/2 after 1998: The required beginning date of an Active Participant who attains age 70-1/2 after 1998 shall be the first day of the month coincident with or next following his or her Severance Date; provided, however, if such Active Participant is a Five Percent Owner (as defined in Section 12.2) with respect to the Plan Year ending in the calendar year in which such Participant attains age 70-1/2, the required beginning date shall be April 1 of the calendar year immediately following the year in which such Active Participant attains age 70-1/2.

      5.9 Reemployment.(4) If a Participant who is receiving benefits again becomes an Employee, his or her pension shall be subject to the following rules:

            (a) A Participant's pension shall not be suspended if he or she is subsequently reemployed on or after October 1, 2002.

            (b) A Participant's pension shall be suspended if he or she was subsequently reemployed as an Eligible Employee prior to October 1, 2002 as follows:

                  (i) The Participant's pension shall be suspended and
            recomputed upon his or her Severance Date if he or she has not reached the Normal Retirement Date.

                  (ii) The Participant's pension shall be suspended for each calendar month or for each four or five week payroll period ending in a calendar month during which the Participant either completes 40 or more Hours of Service (counting each day of employment in a position designated by the Company as full time as five (5) Hours of Service), or receives payment for any such Hours of Service performed on each of eight or more days or separate work shifts in such month or payroll period if the Participant has reached the Normal Retirement Date. No adjustment to the Participant's pension shall be made on account of such non-payment. No payment shall be withheld pursuant to this subparagraph (ii) until the Participant is notified by personal delivery or first class mail during the first calendar month or payroll period in which payments are

----------
(4) Section 5.9 was amended in its entirety by the Second Amendment to the Allergan, Inc. Pension Plan (Restated 2001) as set forth above.

            suspended that his benefits are suspended. Such notification shall contain a description of the specific reasons why benefit payments are being suspended, a general description of the Plan provisions relating to the suspension of payments, a copy of such provisions, and a statement to the effect that applicable Department of Labor regulations may be found in Section 2530.203-3 of the Code of Federal Regulations. In addition, the suspension notification shall inform the Participant of the Plan's procedures for affording a review of the suspension of benefits.

                  (iii) A Participant described in subparagraphs (i) or (ii)
            above, shall be eligible to receive credit for additional Benefit Years for any period of reemployment (as an Eligible Employee). The pension of such Participant shall be reduced by the Actuarial Equivalent of any payment received by the Participant under the Plan prior to his or her attainment of the Special Retirement Eligibility Date, or, if earlier, the first day on which he or she would have been entitled to 100% of his or her Accrued Benefit under Section 5.3(b) (if on his or her prior Severance Date he or she had deferred his or her benefit until that date).

      5.10 Other Disabled Participants. An Active Participant who is covered under a long term disability plan maintained by the Company, who has at least five (5) Vesting Years, and who becomes eligible for benefits under such plan, shall be eligible to accrue Benefit Years pursuant to this Section for the duration of his or her disability until the earlier of (i) the later of his or her Normal Retirement Date or Severance Date or (ii) the date he or she commences to receive a pension under the Plan. The following rules shall apply to benefit accruals under this Section:

            (a) The Employee's Average Earnings during his or her disability shall be deemed to be his or her Average Earnings calculated at the time his or her disability commenced.

            (b) The Employee's Primary Social Security Benefit shall be as defined in Article II and the Employee's Covered Compensation as defined in Section 4.1 shall be determined as of the year for which he or she is credited with his or her final Benefit Year.

            (c) In addition, an Active Participant described in this Section who met the requirements for early retirement at the time his or her disability commenced shall be entitled to the survivor income benefit described in Section 7.1 until the date he or she commences to receive a pension under the Plan.

      5.11 Nonforfeitable Interest. Notwithstanding any other provision in the Plan to the contrary, a Participant shall have a nonforfeitable interest in his or her Accrued Benefit upon reaching the Normal Retirement Date, or if earlier, upon being credited with five (5) or more Vesting Years. In addition, a Participant shall have a nonforfeitable interest in his or her Accrued Benefit upon reaching the Special Retirement Eligibility Date or if later, upon being credited with one (1) Vesting Year.

      5.12 Compensation for Maximum Pension. For purposes of Sections 5.6 and 5.7, Compensation shall mean a Participant's earned income, wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Company maintaining the Plan and shall be determined as described below:

            (a) Compensation shall include to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salespeople, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan as described in Regulation 1.62-2(c)).

            (b) Compensation shall include any elective deferral as defined in Code Section 402(g)(3), any amount which is contributed or deferred by the Company at the election of the Employee that is excludable from an Employee's gross income under Code Sections 125 or 457 and, for Plan Years beginning on or after January 1, 1998, any elective amount that is excludable from an Employee's gross income under Code Section 132(f)(4).

            (c) Compensation shall not include (i) any employer contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed, (ii) any distributions from a plan of deferred compensation, (iii) any amounts realized from the exercise of a non-qualified stock option or when restricted stock or property held by the Employee becomes either freely transferable or is no longer subject to a substantial risk of forfeiture under Code Section 83 if such option, stock, or property was granted to the Employee by the Company, (iv) any amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option, (v) any contribution for medical benefits (within the meaning of Code Section 419(f)(2) after termination of employment which is otherwise treated as an annual addition, and (vi) any amount otherwise treated as an annual addition under Code Section 415(l)(1).

            (d) Notwithstanding anything in the Plan to the contrary, Compensation shall be determined in accordance with Code Section 415(c)(3) as in effect for Plan Years beginning prior to January 1, 1998 where required by applicable law.

                                   ARTICLE VI
                                FORM OF PENSIONS

      6.1 Unmarried Participants. The pension of a Participant who is unmarried when payments begin shall be paid as a Single Life Annuity unless he or she elects an optional form of benefit under Section 6.3 or receives a lump sum distribution under Section 6.5.

      6.2 Married Participants. The pension of a Participant who is married when payments begin shall be paid as a Qualified Joint and Survivor Annuity, unless he or she elects an optional form of benefit under Section 6.3 or receives a lump sum distribution under Section 6.5.

      6.3 Election of Optional Form of Benefit. A Participant may waive the Single Life Annuity or, in the case of a married Participant, the Qualified Joint and Survivor Annuity and elect any optional form of benefit described in
Section 6.4 in accordance with the following rules:

            (a) The election shall be made in writing in a manner prescribed by the Committee on a form that clearly states that the Participant is electing to receive his or her pension other than as a Single Life Annuity or, in the case of a married Participant, his or her pension other than as a Qualified Joint and Survivor Annuity. No such election shall be effective with respect to a married Participant unless: (i) the Participant's spouse consents in writing to the election; (ii) such election designates the form of benefit and a specific beneficiary; (iii) the consent acknowledges the effect of the election; and (iv) the consent is witnessed by a notary public or by a Plan representative. Notwithstanding the foregoing, an election without spousal consent shall be effective if a married Participant elects a joint and survivor option providing for payment of at least 50% of his or her annuity to his or her surviving spouse, the Sponsor determines there is no spouse, or the spouse cannot be located.

            (b) The election may be made or revoked at any time during an election period established by the Committee. Such election period shall begin when the information described in paragraph (d) is furnished to the Participant and, subject to paragraphs (c) through (e), shall end, with no opportunity for a further election, on the Participant's Annuity Starting Date. For purposes of Article VII (pertaining to pre-retirement death benefits), if an optional form of benefit is elected in accordance with this Section 6.3 within the 90 day period ending on the Participant's date of death, the Participant's pension shall be deemed to have commenced even if the Participant dies prior to the Annuity Starting Date.

            (c) Subject to paragraphs (d) and (e), in the case of a Participant who retires after attaining age 55, the election period described in paragraph (b) shall end on the date of the Participant's Severance, or on such later date as the Committee shall fix, but an election made during the election period may be revoked at any time before the later of the end of the election period or the Participant's Annuity Starting Date.

            (d) Each Participant shall receive a written explanation of a Single Life Annuity or, in the case of a married Participant, a Qualified Joint and Survivor Annuity which shall include: (i) the terms and conditions of such annuity form of benefit; (ii) the Participant's right to make and the effect of waiving such annuity form of benefit; (iii) the rights of a spouse; (iv) the right to make, and the effect of, a revocation of a previous election to waive such annuity form of benefit; and (v) the relative values of the optional forms of benefit available under the Plan. Such explanation shall be furnished to the Participant no less than 30 days and no more than 90 days prior to the Participant's Annuity Starting Date except as provided in paragraph (e).

            (e) The written explanation described in paragraph (d) may be furnished to the Participant less than 30 days prior to the Participant's Annuity Starting Date; provided, that, the written explanation: (i) clearly indicates that the Participant has at least 30 days to consider whether to waive the Single Life Annuity or, in the case of a married Participant, the Qualified Joint and Survivor Annuity and to elect with spousal consent, if applicable, an optional form of benefit; (ii) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the written explanation is provided to the Participant; and (iii) the Annuity Starting Date is a date after the date that the written explanation was provided to the Participant. Notwithstanding the foregoing, the Annuity Starting Date may be a date prior to the date the written explanation is provided to the Participant; provided, that, the Participant's pension is not paid or does not commence until at least 30 days after such written explanation is furnished, subject to the waiver of the 30-day period as provided in the foregoing sentence.

      6.4 Optional Forms of Benefit. Subject to the provisions of Section 6.3, a Participant may elect to receive the Actuarial Equivalent of his or her pension in another form. The specific options shall be (i) a Single Life Annuity which pays a benefit for the Participant's lifetime; (ii) a contingent beneficiary option which pays a reduced benefit for the Participant's lifetime, then continues 100%, 66 2/3%, or 50% of the reduced benefit for the lifetime of one designated beneficiary; (iii) a guaranteed payment option which pays a reduced benefit for the longer of the Participant's lifetime or a specified number of months (60, 120, 180, or 240) with payments made to the Participant and any remaining guaranteed payments on the Participant's death to a designated beneficiary or beneficiaries (as more fully described in Appendix B); or (iv) a level income option (as more fully described in Appendix B) which pays an increased benefit to a Participant (if payments begin between the ages of 55 and 62) until age 62, and a reduced benefit beginning at age 62. Under each such option the Actuarial Equivalent of the anticipated payments to the Participant shall be greater than that of those to his or her beneficiary, except that if the beneficiary is the Participant's spouse, the option may provide for a joint and survivor annuity under which the periodic payments to the spouse are no greater than those to the Participant.(5)

----------
(5) Section 6.4 was amended by the Second Amendment to the Allergan, Inc. Pension Plan (Restated 2001) as set forth above.

      6.5 Cash-Outs.

            (a) If the lump sum Actuarial Equivalent of a Participant's nonforfeitable Accrued Benefit does not exceed or has never exceeded $5,000 ($3,500 for the 1997 Plan Year), the Participant or the Participant's beneficiary in the event of the Participant's death (i) shall be paid the lump sum Actuarial Equivalent, or (ii) may elect to have an Eligible Rollover Distribution paid directly by the Trustee to the trustee of an Eligible Retirement Plan.

            (b) If the lump sum Actuarial Equivalent of a Participant's nonforfeitable Accrued Benefit exceeds $5,000 ($3,500 for the 1997 Plan
      Year), but does not exceed $10,000 ($7,000 for the 1997 Plan Year), the Participant, or the Participant's beneficiary in the event of the Participant's death, may elect (i) to be paid the lump sum Actuarial Equivalent, or (ii) to have an Eligible Rollover Distribution paid directly by the Trustee to the trustee of an Eligible Retirement Plan. No distribution may be elected under this paragraph (b) unless the Participant has attained at least age 55 with five (5) or more Vesting Years. For purposes of this paragraph (b), a Participant who is an AMO Employee (as defined in Section 2.20) shall be treated as having not less than five (5) Vesting Years as of the day following his or her transfer to Advanced Medical Optics, Inc. In addition, the election may not be made after pension payments start, except that a Participant or a Participant's beneficiary whose payments started prior to September 1, 1993, and whose lump sum Actuarial Equivalent did not exceed $10,000 ($7,000 for the 1997 Plan Year) at the date payments started, may elect to be paid the remaining lump sum Actuarial Equivalent. A married Participant who elects a lump sum under this paragraph (b) must comply with the applicable requirements for spousal consent.(6)

            (c) A Participant who has no nonforfeitable Accrued Benefit in the Plan at the time of his or her Severance shall be deemed to have been cashed out with a zero cash benefit upon such Severance Date.

----------
(6) Section 6.5(b) was amended by the First Amendment to the Allergan, Inc. Pension Plan (Restated 2001) as set forth above.

                                   ARTICLE VII
                          PRE-RETIREMENT DEATH BENEFITS

      7.1 Eligibility. A death benefit shall be payable under Section 7.2 with respect to a Participant if, on the date of his or her death:

            (a) he or she is an Employee who has met the requirements for normal or early retirement under Sections 5.1 or 5.3;

            (b) he or she is an Employee not described in paragraph (a), above, who has a nonforfeitable interest in his or her Accrued Benefit; or

            (c) he or she is a former Employee who has a nonforfeitable interest in his or her Accrued Benefit and whose pension has not yet commenced to be paid.

      7.2 Spousal Benefit. Upon the death of a Participant described in Section 7.1, the Participant's surviving spouse, if living on the date set forth in this Section, shall receive a pension or a lump sum distribution, if applicable under
Section 6.5, in accordance with the following rules:

            (a) If the Participant is an Employee who has met the requirements for normal or early retirement under Sections 5.1 or 5.3, the pension to the surviving spouse shall begin as of the first day of the month following the Participant's date of death, shall end on the last day of the month in which the spouse's death occurs, and shall be in a monthly amount equal to the amount the spouse would have received if the Participant had retired on the date of his or her death and had elected an immediate pension in the form of a Qualified Joint and Survivor Annuity beginning on the first day of the month following the day of his or her death with the spouse as joint annuitant.

            (b) If the Participant is an Employee who has not met the requirements for normal or early retirement under Sections 5.1 or 5.3 but at the time of death has a nonforfeitable interest in his or her Accrued Benefit, the pension to the surviving spouse shall begin on the first day of the month following the month in which the Participant would have first met the requirements for early retirement, shall end on the last day of the month in which the spouse's death occurs, and shall be in a monthly amount equal to the amount the spouse would have received if (i) the Participant's Severance had occurred on the date of his or her death, (ii) the Participant had survived to meet the requirements for early retirement, (iii) the Participant had elected an immediate pension in the form of a Qualified Joint and Survivor Annuity beginning on the first day of the month coincident with or next following his or her attainment of the earliest retirement age with the spouse as joint annuitant, and (iv) the Participant had died the day after the date his or her pension commenced.

            (c) If the Participant is a former Employee who retired under
      Section 5.1, the pension to the surviving spouse shall begin as of the first day of the month coincident with or next following the Participant's date of death, shall end on the last day of the month in which the spouse's death occurs, and shall be in a monthly amount equal to the amount the spouse would have received if the Participant had elected an immediate pension in the form of a Qualified Joint and Survivor Annuity beginning on the first day of the month coincident with or next following the date of his or her death with the spouse as joint annuitant.

            (d) If the Participant is a former Employee who retired under
      Section 5.3, the pension to the surviving spouse shall begin as of the first day of the month coincident with or next following the Participant's date of death, shall end on the last day of the month in which the spouse's death occurs, and shall be in a monthly amount equal to the amount the spouse would have received if the Participant had elected an immediate pension in the form of a Qualified Joint and Survivor Annuity beginning on the first day of the month coincident with or next following the date of his or her death with the spouse as joint annuitant.

            (e) If the Participant is a former Employee who did not meet the requirements for normal or early retirement under Sections 5.1 or 5.3 but has a nonforfeitable interest in his or her Accrued Benefit, the pension to the surviving spouse shall begin on the first day of the month coincident with or next following the date the Participant would have first met the requirements for early retirement if he or she had not died but had lived, shall end on the last day of the month in which the spouse's death occurs, and shall be in a monthly amount equal to the amount the spouse would have received if (i) the Participant had survived to meet the requirements for early retirement, (ii) the Participant had elected an immediate pension in the form of a Qualified Joint and Survivor Annuity beginning on the first day of the month coincident with or next following his or her attainment of the earliest retirement age with the spouse as joint annuitant, and (iii) the Participant had died the day after the date his or her pension commenced.

      7.3 Alternate Death Benefit. In lieu of the benefit provided in Section 7.2, a Participant described in Section 7.1(a) may, at any time before his or her pension commences, select a beneficiary or beneficiaries other than his or her spouse for a survivor income benefit subject to Section 7.5. The monthly payment to the beneficiary shall equal the payment the beneficiary would have received and which would have been attributable to the Participant's Accrued Benefit, if the Participant had retired on the day of his or her death with a pension in the form of a 50% joint and survivor annuity beginning as of the first day of the month following the day of his or her death with the beneficiary as joint annuitant.

      7.4 Children's Survivor Benefit. In lieu of the benefit provided in
Section 7.2, a Participant described in Section 7.1(a) may, at any time before his or her pension commences, select his or her child or children as beneficiary or beneficiaries for the survivor income benefit subject to Section 7.5. The aggregate monthly payment to the child or children shall equal the monthly payment a surviving spouse of an age equal to that of the Participant would have received and which would have been attributable to the Participant's Accrued Benefit, if the Participant had been covered by Section 7.2 and had left such a surviving spouse. Payments to each child shall continue during such child's life or until the end of the month in which the child attains age 19, whichever is earlier except that if the child is enrolled as a full-time student in an academic institution, payments shall continue until the earlier of the end of the month in which the child attains age 23 or the termination of the child's education.

      7.5 Waiver of Spousal Benefit. An election under Section 7.3 or 7.4 shall be effective with respect to a married Participant only if he or she waives the benefit provided in Section 7.2 in accordance with the following rules:

            (a) A waiver shall be made in writing in a manner prescribed by the Committee on a form that clearly states that the Participant is waiving the benefit provided in Section 7.2. No such waiver shall be effective unless: (i) the Participant's spouse consents in writing to the waiver;
      (ii) the waiver election designates the form of benefit and a specific beneficiary; (iii) the spouse's consent to the waiver acknowledges the effect of the waiver; and (iv) the spouse's consent is witnessed by a notary public or by a Plan representative. A waiver without spousal consent shall be effective if the Sponsor determines there is no spouse or the spouse cannot be located.

            (b) Each Participant and his or her spouse shall receive a written explanation of the benefit provided in Section 7.2 which shall include:
      (i) the terms and conditions of the benefit; (ii) the Participant's right to make and the effect of waiving the benefit; (iii) the rights of a spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the benefit. Such explanation shall be furnished to the Participant within the applicable period. The term "applicable period" means, with respect to a Participant, whichever of the following periods ends earliest: (i) the period beginning with the first day of the Plan Year in which the Participant becomes a Participant described in Section 7.1(a) and ending on the date of the Participant's death or (ii) the period beginning with the first day of the Plan Year in which the Participant becomes a Participant described in Section 7.1(a) and ending on the date his or her pension commences.

                                  ARTICLE VIII
                                  CONTRIBUTIONS

      8.1 Company Contributions. The Company shall contribute each year an amount actuarially determined to be sufficient to provide the benefits under the Plan. Notwithstanding the foregoing, Company contributions for any Plan Year shall be conditioned upon the deductibility of such contributions by the Company under Code Section 404. The Company reserves the right, however, to reduce, suspend or discontinue its contributions under the Plan for any reason at any time. Except as provided in Section 8.3, it shall be impossible for any part of the Company's contributions to revert to the Company, or to be used for, or diverted to, any purpose other than for the exclusive benefit of Participants and their Beneficiaries.

      8.2 Source of Benefits. All benefits under the Plan shall be paid exclusively from the Fund, and the Company shall have no duty to contribute thereto except as provided in this Article.

      8.3 Irrevocability. The Company shall have no right or title to, nor interest in, the Company contributions made to the Fund, and no part of the Fund shall revert to the Company, except that on and after the Effective Date funds may be returned to the Company as follows:

            (a) In the case of a contribution which is made by a mistake of fact, such contribution may be returned to the Company within one year after it is made.

            (b) In the case of a contribution conditioned on the initial qualification of the Plan under Code Section 401 (or any successor statute thereto), and the Plan does not initially qualify upon the filing of a timely determination letter request, such contribution may be returned to the Company within one year after the date of denial of the initial qualification of the Plan.

            (c) In the case of a contribution conditioned on the deductibility thereof under Code Section 404 (or any successor statute thereto), such contribution shall, to the extent such deduction is disallowed, be returned to the Company within one year after such disallowance.

                                   ARTICLE IX
                                 ADMINISTRATION

      9.1 Appointment of Committee. There is hereby created a committee (the "Committee") which shall exercise such powers and have such duties in administering the Plan as are hereinafter set forth. The Board of Directors shall determine the number of members of such Committee. The members of the Committee shall be appointed by the Board of Directors and such Board shall from time to time fill all vacancies occurring in said Committee. The members of the Committee shall constitute the Named Fiduciaries of the Plan within the meaning of Section 402(a)(2) of ERISA.

      9.2 Transaction of Business. A majority of the Committee shall constitute a quorum for the transaction of business. Actions of the Committee may be taken either by vote at a meeting or in writing without a meeting. All action taken by the Committee at any meeting shall be by a vote of the majority of those present at such meeting. All action taken in writing without a meeting shall be by a vote of the majority of those responding in writing. All notices, advices, directions and instructions to be transmitted by the Committee shall be in writing and signed by or in the name of the Committee. In all its communications with the Trustee, the Committee may, by either of the majority actions specified above, authorize any one or more of its members to execute any document or documents on behalf of the Committee, in which event it shall notify the Trustee in writing of such action and the name or names of its members so designated and the Trustee shall thereafter accept and rely upon any documents executed by such member or members as representing action by the Committee until the Committee shall file with the Trustee a written revocation of such designation.

      9.3 Voting. Any member of the Committee who is also a Participant hereunder shall not be qualified to act or vote on any matter relating solely to himself or herself, and upon such matter his or her presence at a meeting shall not be counted for the purpose of determining a quorum. If, at any time a member of the Committee is not so qualified to act or vote, the qualified members of the Committee shall be reduced below two (2), the Board of Directors shall promptly appoint one or more special members to the Committee so that there shall be at least one qualified member to act upon the matter in question. Such special Committee members shall have power to act only upon the matter for which they were especially appointed and their tenure shall cease as soon as they have acted upon the matter for which they were especially appointed.

      9.4 Responsibility of Committee. The authority to control and manage the operation and administration of the Plan, the general administration of the Plan, the responsibility for carrying out the Plan and the authority and responsibility to control and manage the assets of the Trust are hereby delegated by the Board of Directors to and vested in the Committee, except to the extent reserved to the Board of Directors, the Sponsor, or the Company. Subject to the limitations of the Plan, the Committee shall, from time to time, establish rules for the performance of its functions and the administration of the Plan. In the performance of its functions, the Committee shall not discriminate in favor of Highly Compensated Employees.

      9.5 Committee Powers. The Committee shall have all discretionary powers necessary to supervise the administration of the Plan and control its operations. In addition to any discretionary powers and authority conferred on the Committee elsewhere in the Plan or by law, the Committee shall have, but not by way of limitation, the following discretionary powers and authority:

            (a) To designate agents to carry out responsibilities relating to the Plan, other than fiduciary responsibilities as provided in Section 9.6.

            (b) To employ such legal, actuarial, medical, accounting, clerical, and other assistance as it may deem appropriate in carrying out the provisions of the Plan, including one or more persons to render advice with regard to any responsibility any Named Fiduciary or any other fiduciary may have under the Plan.

            (c) To establish rules and regulations from time to time for the conduct of the Committee's business and the administration and effectuation of the Plan.

            (d) To administer, interpret, construe, and apply the Plan and to decide all questions which may arise or which may be raised under the Plan by any Employee, Participant, former Participant, Beneficiary or other person whatsoever, including but not limited to all questions relating to eligibility to participate in the Plan, the amount of Benefit Years or Vesting Years of any Participant, and the amount of benefits to which any Participant or his or her Beneficiary may be entitled.

            (e) To determine the manner in which the assets of the Plan, or any part thereof, shall be disbursed.

            (f) To direct the Trustee, in writing, from time to time, to invest and reinvest the Trust Fund, or any part thereof, or to purchase, exchange, or lease any property, real or personal, which the Committee may designate. This shall include the right to direct the investment of all or any part of the Trust in any one security or any one type of securities permitted hereunder. Among the securities which the Committee may direct the Trustee to purchase are "qualifying employer securities" as defined in ERISA Section 407(d)(5).

            (g) Subject to provisions (a) through (d) of Section 10.1, to make administrative amendments to the Plan that do not cause a substantial increase or decrease in benefit accruals to Participants and that do not cause a substantial increase in the cost of administering the Plan.

            (h) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate or convenient in the efficient administration of the Plan.

      Any action taken in good faith by the Committee in the exercise of discretionary powers conferred upon it by the Plan shall be conclusive and binding upon the Participants and their Beneficiaries. All discretionary powers conferred upon the Committee shall be absolute;

provided, however, that all such discretionary power shall be exercised in a uniform and nondiscriminatory manner.

      9.6 Additional Powers of Committee. In addition to any discretionary powers or authority conferred on the Committee elsewhere in the Plan or by law, such Committee shall have the following discretionary powers and authority:

            (a) To appoint one or more Investment Managers pursuant to Section
      9.15 to manage and control any or all of the assets of the Trust.

            (b) To designate persons (other than the members of the Committee) to carry out fiduciary responsibilities, other than any responsibility to manage or control the assets of the Trust;

            (c) To allocate fiduciary responsibilities among the members of the Committee, other than any responsibility to manage or control the assets of the Trust;

            (d) To cancel any such designation or allocation at any time for any reason;

            (e) To exercise management and control over Plan assets.

      Any action under this Section 9.6 shall be taken in writing, and no designation or allocation under paragraphs (a), (b) or (c) shall be effective until accepted in writing by the indicated responsible person.

      9.7 Periodic Review of Funding Policy. At periodic intervals the Committee shall review the long-run and short-run financial needs of the Plan and shall determine a funding policy for the Plan consistent with the objectives of the Plan and the minimum funding standards of ERISA, if applicable. In determining such funding policy the Committee shall take into account, at a minimum, not only the long-term investment objectives of the Trust Fund consistent with the prudent management of the assets thereof, but also the short-run needs of the Plan to pay benefits. All actions taken by the Committee with respect to the funding policy of the Plan, including the reasons therefor, shall be fully reflected in the minutes of the Committee.

      9.8 Claims Procedures. If a Participant or his or her Beneficiary believes that he or she is being denied any rights or benefits under the Plan, the Participant, Beneficiary, or in either case, his or her authorized representative (the "Claimant") shall follow the administrative procedures for filing a claim for benefits as set forth in this Section. A claim for benefits shall be in writing and shall be reviewed by the Committee or a claims official designated by the Committee. The Committee or claims official shall review a claim for benefits in accordance with the procedures established by the Committee subject to the following administrative procedures set forth in this Section.

            (a) The Committee shall furnish the Claimant with written or electronic notice of the decision rendered with respect to a claim for benefits within 90 days following receipt by the Committee (or its delegate) of the claim unless the Committee determines that special circumstances require an extension of time for processing the claim. In the event an extension is necessary, written or electronic notice of the extension shall be furnished to the Claimant prior to the expiration of the initial 90 day period. The notice shall indicate the special circumstances requiring an extension of time and the date by which a final decision is expected to be rendered. In no event shall the period of the extension exceed 90 days from the end of the initial 90 day period.

            (b) In the case of a denial of the Claimant's claim, the written or electronic notice of such denial shall set forth (i) the specific reasons for the denial, (ii) references to the Plan provisions upon which the denial is based, (iii) a description of any additional information or material necessary for perfection of the claim (together with an explanation why such material or information is necessary), (iv) an explanation of the Plan's appeals procedures, and (v) a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA if his or her claim is denied upon appeal.

            (c) In the case of a denial of a claim, a Claimant who wishes to appeal the decision shall follow the administrative procedures for an appeal as set forth in Section 9.9 below.

      9.9 Appeals Procedures. A Claimant who wishes to appeal the denial of his or her claim for benefits shall follow the administrative procedures for an appeal as set forth in this Section and shall exhaust such administrative procedures prior to seeking any other form of relief. Appeals shall be reviewed in accordance with the procedures established by the Committee subject to the following administrative procedures set forth in this Section.

            (a) In order to appeal a decision rendered with respect to his or her claim for benefits, a Claimant must file an appeal with the Committee in writing within 60 days following his or her receipt of the notice of denial with respect to the claim.

            (b) The Claimant's appeal may include written comments, documents, records and other information relating to his or her claim. The Claimant may review all pertinent documents and, upon request, shall have reasonable access to or be provided free of charge, copies of all documents, records, and other information relevant to his or her claim.

            (c) The Committee shall provide a full and fair review of the appeal and shall take into account all claim related comments, documents, records, and other information submitted by the Claimant without regard to whether such information was submitted or considered under the initial determination or review of the initial determination. Where appropriate, the Committee will overturn a notice of denial if it determines that an error was made in the interpretation of the controlling plan documents or if the Committee determines that an existing interpretation of the controlling plan documents should be changed on a prospective basis. In the event the Claimant is a subordinate, as determined by the Committee, to an individual conducting the review, such individual shall recuse himself or herself from the review of the appeal.

            (d) The Committee shall furnish the Claimant with written or electronic notice of the decision rendered with respect to an appeal within 60 days following receipt by the Committee of the appeal unless the Committee determines that special circumstances require an extension of time for processing the appeal. In the event an extension is necessary, written or electronic notice of the extension shall be furnished to the Claimant prior to the expiration of the initial 60 day period. The notice shall indicate the special circumstances requiring an extension of time and the date by which a final decision is expected to be rendered. In no event shall the period of the extension exceed 60 days from the end of the initial 60 day period.

            (e) In the case of a denial of an appeal, the written or electronic notice of such denial shall set forth (i) the specific reasons for the denial, (ii) references to the Plan provisions upon which the denial is based, (iii) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relating to his or her claim for benefits, and (iv) a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA.

      9.10 Limitation on Liability. Each of the fiduciaries under the Plan shall be solely responsible for its own acts and omissions and no fiduciary shall be liable for any breach of fiduciary responsibility resulting from the act or omission of any other fiduciary or person to whom fiduciary responsibilities have been allocated or delegated pursuant to Section 9.6, except as provided in Sections 405(a) and 405(c)(2)(A) or (B) of ERISA. The Committee shall have no responsibility over assets as to which management and control has been delegated to an Investment Manager appointed pursuant to Section 9.15 hereof or as to which management and control has been retained by the Trustee.

      9.11 Indemnification and Insurance. To the extent permitted by law, the Company shall indemnify and hold harmless the Committee and each member thereof, each Trustee, the Board of Directors and each member thereof, and such other persons as the Board of Directors may specify, from the effects and consequences of his or her acts, omissions, and conduct in his or her official capacity in connection with the Plan and Trust. To the extent permitted by law, the Company may also purchase liability insurance for such persons.

      9.12 Compensation of Committee and Plan Expenses. Members of the Committee shall serve as such without compensation unless the Board of Directors shall otherwise determine, but in no event shall any member of the Committee who is an Employee receive compensation from the Plan for his or her services as a member of the Committee. All members shall be reimbursed for any necessary expenditures incurred in the discharge of duties as members of the Committee. The compensation or fees, as the case may be, of all officers, agents, counsel, the Trustee or other persons retained or employed by the Committee shall be fixed by the Committee, subject to approval by the Board of Directors. The expenses incurred in the administration and operation of the Plan, including but not limited to the expenses incurred by the members of the Committee in exercising their duties, shall be paid by the Plan from the Trust Fund, unless paid by the Company, provided, however, that the Plan and not the Company shall bear the cost of interest and normal brokerage charges which are included in the cost of securities purchased by the Trust Fund (or charged to proceeds in the case of sales).

      9.13 Resignation. Any member of the Committee may resign by giving fifteen
(15) days notice to the Board of Directors, and any member shall resign forthwith upon receipt of the written request of the Board of Directors, whether or not said member is at that time the only member of the Committee.

      9.14 Reliance Upon Documents and Opinions. The members of the Committee, the Board of Directors, the Company and any person delegated to carry out any fiduciary responsibilities under the Plan (hereinafter a "delegated fiduciary"), shall be entitled to rely upon any tables, valuations, computations, estimates, certificates and reports furnished by any consultant, or firm or corporation which employs one or more consultants, upon any opinions furnished by legal counsel, and upon any reports furnished by the Trustee or any Investment Manager. The members of the Committee, the Board of Directors, the Company and any delegated fiduciary shall be fully protected and shall not be liable in any manner whatsoever for anything done or action taken or suffered in reliance upon any such consultant, or firm or corporation which employs one or more consultants, Trustee, Investment Manager, or counsel. Any and all such things done or such action taken or suffered by the Committee, the Board of Directors, the Company and any delegated fiduciary shall be conclusive and binding on all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law. The Committee and any delegated fiduciary may, but are not required to, rely upon all records of the Company with respect to any matter or thing whatsoever, and may likewise treat such records as conclusive with respect to all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.

      9.15 Appointment of Investment Manager. From time to time the Committee, in accordance with Section 9.6 hereof, may appoint one or more Investment Managers who shall have investment management and control over assets of the Trust. The Committee shall notify the Trustee of such assets of the appointment of the Investment Manager. In the event more than one Investment Manager is appointed, the Committee shall determine which assets shall be subject to management and control by each Investment Manager and shall also determine the proportion in which funds withdrawn or disbursed shall be charged against the assets subject to each Investment Manager's management and control. As shall be provided in any contract between an Investment Manager and the Committee, such Investment Manager shall hold a revocable proxy with respect to all securities which are held under the management of such Investment Manager pursuant to such contract, and such Investment Manager shall report the voting of all securities subject to such proxy on an annual basis to the Committee.

                                    ARTICLE X
                         AMENDMENT AND ADOPTION OF PLAN

      10.1 Right to Amend Plan. The Sponsor, by resolution of the Board of Directors, shall have the right to amend the Plan and any trust agreement with the Trustee at any time and from time to time and in such manner and to such extent as it may deem advisable, including retroactively, subject to the following provisions:

            (a) No amendment shall have the effect of reducing any Participant's vested interest in the Plan or eliminating an optional form of distribution.

            (b) No amendment shall have the effect of diverting any part of the assets of the Plan to persons or purposes other than the exclusive benefit of the Participants or their Beneficiaries.

            (c) No amendment shall have the effect of increasing the duties or responsibilities of a Trustee without its written consent.

            (d) No amendment shall result in discrimination in favor of officers, shareholders, or other highly compensated or key employees.

      The Committee shall have the right to amend the Plan, subject to paragraphs (a) through (d) above, in accordance with the provisions of Section 9.5(g).

      10.2 Adoption of Plan by Affiliated Companies. Subject to approval by the Board of Directors and consistent with the provisions of ERISA, an Affiliated Company may adopt the Plan for all or any specified group of its Eligible Employees by entering into an adoption agreement in the form and substance prescribed by the Committee. The adoption agreement may include such modification of the Plan provisions with respect to such Eligible Employees as the Committee approves after having determined that no prohibited discrimination or other threat to the qualification of the Plan is likely to result. The Board of Directors may prospectively revoke or modify an Affiliated Company's participation in the Plan at any time and for any or no reason, without regard to the terms of the adoption agreement, or terminate the Plan with respect to such Affiliated Company's Eligible Employees and Participants. By execution of an adoption agreement (each of which by this reference shall become part of the Plan), the Affiliated Company agrees to be bound by all the terms and conditions of the Plan.

                                   ARTICLE XI
                             TERMINATION AND MERGER

      11.1 Right to Terminate Plan. The Sponsor, by resolution of the Board of Directors, may terminate or partially terminate the Plan. If the Plan is terminated or partially terminated, the assets of the Plan shall be allocated, subject to Section 11.3, as provided in Section 4044 of the Employee Retirement Income Security Act of 1974 (as it may be from time to time amended or construed by any appropriate governmental agency or corporation), without subclasses. Effective as of the first day of the sixth calendar year following the adoption date of this amended and restated Plan, in the event of a termination of the Plan (other than a partial termination), any amount remaining after all fixed and contingent liabilities of the Plan have been satisfied shall revert to the Company notwithstanding any provision in the Plan to the contrary. In the event of a termination of the Plan (other than a partial termination) prior to the first day of the sixth calendar year following the adoption date of this amended and restated Plan, any amount remaining after all fixed and contingent liabilities of the Plan have been satisfied shall be allocated to each Participant in proportion to the present value of a benefit commencing at Normal Retirement Date equal to such Participant's Average Earnings times Benefit Years. Any allocations under this Section to Participants with respect to whom the Plan is terminating shall be nonforfeitable. Except as otherwise required by law, the time and manner of distribution of the assets or the time and manner of any reversion of assets to the Company shall be determined by the Sponsor by amendment to the Plan.(7)

      11.2 Merger Restriction. No merger or consolidation with, or transfer of any of the Plan's assets or liabilities to, any other plan shall occur at any time unless each Participant would (if the Plan had then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

      11.3 Effect on Trustee and Committee. The Trustee and the Committee shall continue to function as such for such period of time as may be necessary for the winding up of the Plan and for the making of distributions in the manner prescribed by the Board of Directors at the time of termination of the Plan.

      11.4 Effect of Reorganization, Transfer of Assets or Change in Control.

            (a) In the event of a consolidation or merger of the Company, or in the event of a sale and/or any other transfer of the operating assets of the Company, any ultimate successor or successors to the business of the Company may continue the Plan in full force and effect by adopting the same by resolution of its board of directors and by executing a proper supplemental or transfer agreement with the Trustee.

            (b) In the event of a Change in Control (as herein defined), all Participants who were Participants on the date of such Change in Control shall become 100% vested

----------
(7) Section 11.1 was amended by the First Amendment to the Allergan, Inc. Pension Plan (Restated 2001) and is further amended as set forth above.

      in their Accrued Benefit on the date of such Change in Control and in any benefit accruals subsequent to the date of the Change in Control. Notwithstanding the foregoing, the Board of Directors may, at its discretion, amend or delete this paragraph (b) in its entirety prior to the occurrence of any such Change in Control. For the purpose of this paragraph (b), "Change in Control" shall mean the following and shall be deemed to occur if any of the following events occur:

                  (i) Any "person," as such term is used in Sections 13(d) and
            14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person"), is or becomes the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act (a "Beneficial Owner"), directly or indirectly, of securities of the Sponsor representing (1) 20% or more of the combined voting power of the Sponsor's then outstanding voting securities, which acquisition is not approved in advance of the acquisition or within 30 days after the acquisition by a majority of the Incumbent Board (as hereinafter defined) or (2) 33% or more of the combined voting power of the Sponsor's then outstanding voting securities, without regard to whether such acquisition is approved by the Incumbent Board;

                  (ii) Individuals who, as of the date hereof, constitute the
            Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Sponsor's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Sponsor, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall, for the purposes of the Plan, be considered as though such person were a member of the Incumbent Board of the Sponsor;

                  (iii) The consummation of a merger, consolidation or
            reorganization involving the Sponsor, other than one which satisfies both of the following conditions:

                        (1) a merger, consolidation or reorganization which
                  would result in the voting securities of the Sponsor outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) at least 55% of the combined voting power of the voting securities of the Sponsor or such other entity resulting from the merger, consolidation or reorganization (the "Surviving Corporation") outstanding immediately after such merger, consolidation or reorganization and being held in substantially the same proportion as the ownership in the Sponsor's voting securities immediately before such merger, consolidation or reorganization, and

                        (2) a merger, consolidation or reorganization in which
                  no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Sponsor representing 20% or more of the combined voting power of the Sponsor's then outstanding voting securities; or

                  (iv) The stockholders of the Sponsor approve a plan of
            complete liquidation of the Sponsor or an agreement for the sale or other disposition by the Sponsor of all or substantially all of the Sponsor's assets.

            Notwithstanding the preceding provisions of this paragraph (b), a Change in Control shall not be deemed to have occurred if the Person described in the preceding provisions of this paragraph (b) is (i) an underwriter or underwriting syndicate that has acquired any of the Sponsor's then outstanding voting securities solely in connection with a public offering of the Sponsor's securities, (ii) the Sponsor or any subsidiary of the Sponsor or (iii) an employee stock ownership plan or other employee benefit plan maintained by the Sponsor or an Affiliated Company that is qualified under the provisions of the Code. In addition, notwithstanding the preceding provisions of this paragraph (b), a Change in Control shall not be deemed to have occurred if the Person described in the preceding provisions of this paragraph (b) becomes a Beneficial Owner of more than the permitted amount of outstanding securities as a result of the acquisition of voting securities by the Sponsor or an Affiliated Company which, by reducing the number of voting securities outstanding, increases the proportional number of shares beneficially owned by such Person, provided, that if a Change in Control would occur but for the operation of this sentence and such Person becomes the Beneficial Owner of any additional voting securities (other than through the exercise of options granted under any stock option plan of the Sponsor or through a stock dividend or stock split), then a Change in Control shall occur.

            (c) For purposes of this Section 11.4, a Change of Control shall not be deemed to have occurred upon the distribution of the stock of Advanced Medical Optics, Inc. on June 29, 2002 by the Sponsor to its stockholders.(8)

      11.5 Termination Restrictions. The following termination restrictions shall apply:

            (a) In the event the Plan is terminated, the Accrued Benefit of any Highly Compensated Employee (active or former) shall be limited to an Accrued Benefit that is nondiscriminatory under Code Section 401(a)(4).

            (b) The Accrued Benefit distributed to any of the 25 most Highest Compensated Employees (active or former) with the greatest Earnings in the current or any prior year shall be restricted so that the annual payments to such Highest Compensated Employee are no greater than an amount equal to the payment that would

----------
(8) Paragraph (c) was added to Section 11.4 by the First Amendment to the Allergan, Inc. Pension Plan (Restated 2001) as set forth above.

      be made on behalf of the Highly Compensated Employee under a straight life annuity that is the actuarial equivalent of the sum of the Highly Compensated Employee's Accrued Benefit, other benefits under the Plan (other than social security supplement, within the meaning of Section 1.411(a)-7(c)(4)(ii) of the Income Tax Regulations), and the amount that he is entitled to receive under a social security supplement.

            (c) Paragraph (b) shall not apply if:

                  (i) After payment of the Accrued Benefit to an Employee
            described in paragraph (a), the value of Plan assets equals or exceeds 110% of the value of current liabilities, as defined in Code
            Section 412(1)(7),

                  (ii) The value of the Accrued Benefit for an Employee
            described in paragraph (a) is less than 1% of the value of current liabilities before distribution, or

                  (iii) The value of the Accrued Benefit payable under the Plan to an Employee described in paragraph (b) does not exceed $3,500.

            For purposes of this paragraph (c), the Accrued Benefit includes loans in excess of the amount set forth in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Employee's life.

                                   ARTICLE XII
                                 TOP-HEAVY RULES

      12.1 Applicability. Notwithstanding any provision in the Plan to the contrary, and subject to the limitations set forth in Section 12.7, the requirements of Sections 12.4, 12.5, and 12.6 shall apply under the Plan in the case of any Plan Year in which the Plan is determined to be a Top-Heavy Plan under the rules of Section 12.3. For the purpose of this Article XII, the term "Company" shall mean the Sponsor and any Affiliated Company whether or not such Affiliated Company has adopted the Plan.

      12.2 Definitions. For purposes of this Article XII, the following special definitions and rules shall apply:

            (a) The term "Key Employee" means any Employee or former Employee (including any deceased Employee) who, at any time during the Plan Year that includes the Determination Date, was an officer of the Company having annual Compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002), a Five Percent Owner of the Company, or an One Percent Owner of the Company having annual Compensation of more than $150,000.

            (b) The term "Five Percent Owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than 5% of the outstanding stock of the Company or stock possessing more than 5% of the total combined voting power of all stock of the Company.

            (c) The term "One Percent Owner" means any person who would be described in paragraph (b) if "1%" were substituted for "5%" each place where it appears therein.

            (d) The term "Non-Key Employee" means any Employee who is not a Key Employee.

            (e) The term "Determination Date" means, with respect to any plan year, the last day of the preceding plan year. In the case of the first plan year of any plan, the term "Determination Date" shall mean the last day of that plan year.

            (f) The term "Aggregation Group" means (i) each qualified plan of the Company in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (ii) any other qualified plan of the Company which enables a plan described in clause (i) to meet the requirements of Code Sections 401(a)(4) or 410. Any plan not required to be included in an Aggregation Group under the preceding rules may be treated as being part of such group if the group would continue to meet the requirements of Code Sections 401(a)(4) and 410 with the plan being taken into account.

            (g) For purposes of determining ownership under paragraphs (a), (b) and (c) above, the following special rules shall apply: (i) Code Section 318(a)(2)(C) shall be applied by substituting "5%" for "50%", and (ii) the aggregation rules of Code Sections 414(b), (c) and (m) shall not apply, with the result that the ownership tests of this Section 12.2 shall apply separately with respect to each Affiliated Company.

            (h) The terms "Key Employee" and "Non-Key Employee" shall include their Beneficiaries, and the definitions provided under this Section 12.2 shall be interpreted and applied in a manner consistent with the provisions of Code Section 416(i) and the regulations thereunder.

            (i) For purposes of this Article XII, an Employee's Compensation shall be determined in accordance with the rules of Code Section 415 and the regulations thereunder.

      12.3 Top-Heavy Status.

            (a) The term "Top-Heavy Plan" means, with respect to any Plan Year:

                  (i) Any defined benefit plan if, as of the Determination Date, the present value of the cumulative accrued benefits under the plan for Key Employees exceeds 60% of the present value of the cumulative accrued benefits under the plan for all Employees; and

                  (ii) Any defined contribution plan if, as of the Determination
            Date, the aggregate of the account balances of Key Employees under the plan exceeds 60% of the aggregate of the account balances of all Employees under the plan.

            In applying the foregoing provisions of this paragraph (a), the valuation date to be used in valuing Plan assets shall be (i) in the case of a defined benefit plan, the same date which is used for computing costs for minimum funding purposes, and (ii) in the case of a defined contribution plan, the most recent valuation date within a 12-month period ending on the applicable Determination Date.

            (b) Each plan maintained by the Company required to be included in an Aggregation Group shall be treated as a Top-Heavy Plan if the Aggregation Group is a Top-Heavy Group.

            (c) The term "Top-Heavy Group" means any Aggregation Group if the sum (as of the Determination Date) of (i) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the group, and (ii) the aggregate of the account balances of Key Employees under all defined contribution plans included in the group exceeds 60% of a similar sum determined for all Employees. For purposes of determining the present value of the cumulative accrued benefit of any Employee, or the amount of the account balance of any Employee, such present value or amount shall be increased by the aggregate distributions made with respect to the Employee under the plan (including a terminated plan which, had it not been terminated, would have been aggregated with the plan under Code
      Section 416(g)(2)(A)(i))during the one year period ending on the Determination Date. In the case of distributions made for a reason other than separation from service, death, or disability, the preceding sentence shall be applied by substituting "5-year period" for "l -year period." Any rollover contribution or similar transfer initiated by the Employee and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan for purposes of determining whether such plan is a Top-Heavy Plan (or whether any Aggregation Group which includes such plan is a Top-Heavy Group).

            (d) If any individual is a Non-Key Employee with respect to any plan for any plan year, but the individual was a Key Employee with respect to the plan for any prior plan year, any accrued benefit for the individual (and the account balance of the individual) shall not be taken into account for purposes of this Section 12.3.

            (e) If any individual has not performed services for the Company at any time during the one year period ending on the Determination Date, any accrued benefit for such individual (and the account balance of the individual) shall not be taken into account for purposes of this Section 12.3.

            (f) In applying the foregoing provisions of this Section, the accrued benefit of a Non-Key Employee shall be determined (i) under the method, if any, which is used for accrual purposes under all plans of the Company and any Affiliate, or (ii) if there is no such uniform method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C).

            (g) For all purposes of this Article XII, the definitions provided under this Section 12.3 shall be applied and interpreted in a manner consistent with the provisions of Code Section 416(g) and the Regulations thereunder.

      12.4 Minimum Benefit.

            (a) The Plan shall provide a minimum benefit for each Participant who is not classified as a "Key Employee." This minimum benefit, when expressed as an annual retirement benefit payable in the form of a single life annuity beginning when the Participant attains Age 65, shall not be less than the Participant's average annual compensation during the period of consecutive years (not exceeding five (5)) during which the Participant had the greatest aggregate compensation from the Company multiplied by the lesser of:

                  (i) Two percent (2%) multiplied by the number of his or her
            Vesting Years; or

                  (ii) Twenty percent (20%).

            (b) For purposes of this Section 12.4, Vesting Years shall be determined under Code Sections 411(a)(4), (5), and (6), but excluding:

                  (i) Any Vesting Year if the Plan was not a Top-Heavy Plan for
            the Plan Year ending during such Vesting Year;

                  (ii) Any Vesting Year which was completed in a Plan Year
            beginning before January 1, 1984; and

                  (iii) Any Vesting Year which was completed in a Plan Year
            beginning on or after January 1, 2002 during which the Plan benefits (within the meaning of Code Section 410(b)) no Key Employee or former Key Employee.

            (c) The Participant's minimum benefit determined under this Section
      12.4 shall be calculated without regard to any Social Security benefits payable to the Participant.

            (d) In the event a Participant is covered by both a defined contribution and a defined benefit plan maintained by the Company, both of which are determined to be Top-Heavy Plans, the Company shall satisfy the minimum benefit requirements of Code Section 416 by providing (in lieu of the minimum contribution described under the defined contribution plan) a minimum benefit under the Plan so as to prevent the duplication of required minimum benefits hereunder.

      12.5 Maximum Benefit.

            (a) Except as set forth below, in the case of any Top-Heavy Plan the rules of Sections 5.7(a)(i) and 5.7(b) shall be applied by substituting "1.0" for "1.25."

            (b) The rule set forth in paragraph (a) above shall not apply if the requirements of both subparagraphs (i) and (ii) are satisfied.

                  (i) The requirements of this subparagraph (i) are satisfied if the rules of Section 12.4(a) above would be satisfied after substituting "three percent (3%)" for "two percent (2%)" where it appears therein and by increasing (but not by more than ten (10) percentage points) twenty percent (20%) by one (1) percentage point for each year for which the Plan is a Top Heavy Plan.

                  (ii) The requirements of this subparagraph (ii) are satisfied if the Plan would not be a Top-Heavy Plan if "ninety percent (90%)" were substituted for "sixty percent (60%)" each place it appears in Sections 12.3(a) and 12.3(c).

            (c) The rules of paragraph (a) shall not apply with respect to any Employee as long as there are no --

                  (i) Company contributions, forfeitures, or voluntary
            nondeductible contributions allocated to the Employee under a defined contribution plan maintained by the Company, or

                  (ii) Accruals by the Employee under a defined benefit plan maintained by the Company.

            (d) In the case where the Plan is subject to the rules of paragraph
      (a) above, the transition fraction rules of Code Section 415(e)(6) shall be applied by substituting "$41,500" for "$51,875."

      12.6 Minimum Vesting Rules.

            (a) For any Plan Year in which it is determined that the Plan is a Top-Heavy Plan, the vesting schedule of the Plan shall be changed to that set forth below (unless the Plan's vesting schedule otherwise provides for vesting at a rate at least as rapid as that set forth below):

                  Number of Vesting Years                              Nonforfeitable Percentage
                  -----------------------                              -------------------------
                  Less than 3 years                                                 0%
                  3 or more                                                       100%

            (b) If the Plan ceases to be a Top-Heavy Plan, the vesting schedule of the Plan shall (for such Plan Years as the Plan is not a Top-Heavy
      Plan) revert to that provided in Section 5.11 (the "Regular Vesting Schedule"). If such reversion to the Regular Vesting Schedule is deemed to constitute a vesting schedule change that is attributable to a Plan amendment (within the meaning of Code Section 411(a)(10)), then such reversion to said Regular Vesting Schedule shall be subject to the requirements of Code Section 411(a)(10). For such purposes, the date of the adoption of such deemed amendment shall be the Determination Date as of which it is determined that the Plan has ceased to be a Top-Heavy Plan.

      12.7 Noneligible Employees. The rules of this Article XII shall not apply to any Employee included in a unit of employees covered by a collective bargaining agreement between employee representatives and one or more employers if retirement benefits were the subject of good faith bargaining between such employee representatives and the employer or employers.

                                  ARTICLE XIII
                          RESTRICTION ON ASSIGNMENT OR
                        OTHER ALIENATION OF PLAN BENEFITS

      13.1 General Restrictions Against Alienation.

            (a) The interest of any Participant or his or her Beneficiary in the income, benefits, payments, claims or rights hereunder, or in the Trust Fund, shall not in any event be subject to sale, assignment, hypothecation, or transfer. Each Participant and Beneficiary is prohibited from anticipating, encumbering, assigning, or in any manner alienating his or her interest under the Trust Fund, and is without power to do so. The interest of any Participant or Beneficiary shall not be liable or subject to his or her debts, liabilities, or obligations, now contracted, or which may hereafter be contracted, and such interest shall be free from all claims, liabilities, or other legal process now or hereafter incurred or arising. Neither the interest of a Participant or Beneficiary, nor any part thereof, shall be subject to any judgment rendered against any such Participant or Beneficiary. Notwithstanding the foregoing, a Participant's or Beneficiary's interest in the Plan may be subject to the enforcement of a Federal tax levy made pursuant to Code Section 6331 or the collection by the United States on a judgment resulting from an unpaid tax assessment.

            (b) In the event any person attempts to take any action contrary to this Article XIII, such action shall be null and void and of no effect, and the Company, the Committee, the Trustee and all Participants and their Beneficiaries, may disregard such action and are not in any manner bound thereby, and they, and each of them, shall suffer no liability for any such disregard thereof, and shall be reimbursed on demand out of the Trust Fund for the amount of any loss, cost or expense incurred as a result of disregarding or of acting in disregard of such action.

            (c) The foregoing provisions of this Section shall be interpreted and applied by the Committee in accordance with the requirements of Code
      Section 401(a)(13) and Section 206(d) of ERISA as construed and interpreted by authoritative judicial and administrative rulings and regulations.

      13.2 Qualified Domestic Relations Orders. The rule set forth in Section
13.1 above shall not apply with respect to a "Qualified Domestic Relations Order" as described below.

            (a) A "Qualified Domestic Relations Order" is a judgment, decree, or order (including approval of a property settlement agreement) that:

                  (i) Creates or recognizes the existence of an Alternate
            Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable under this Plan with respect to a Participant,

                  (ii) Relates to the provision of child support, alimony
            payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant,

                  (iii) Is made pursuant to a State domestic relations law
            (including a community property law), and

                  (iv) Clearly specifies: (1) the name and last known mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order (if the Committee does not have reason to know that address independently of the order);
            (2) the amount or percentage of the Participant's benefits to be paid to each Alternate Payee, or the manner in which the amount or percentage is to be determined; (3) the number of payments or period to which the order applies; and (4) each plan to which the order applies.

            For purposes of this Section 13.2, "Alternate Payee" means any spouse, former spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefits payable with respect to the Participant.

            (b) A domestic relations order is not a Qualified Domestic Relations Order if it requires:

                  (i) The Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan;

                  (ii) The Plan to provide increased benefits; or

                  (iii) The payment of benefits to an Alternate Payee that are required to be paid to another Alternate Payee under a previous Qualified Domestic Relations Order.

            (c) A domestic relations order shall not be considered to fail to satisfy the requirements of paragraph (b)(i) above with respect to any payment made before a Participant has separated from service solely because the order requires that payment of benefits be made to an Alternate Payee:

                  (i) On or after the date on which the Participant attains (or would have first attained) his earliest retirement age (as defined in Code Section 414(p)(4)(B));

                  (ii) As if the Participant had retired on the date on which such payment is to begin under such order (but taking into account only the present value of accrued benefits and not taking into account the present value of any subsidy for early retirement benefits); and

                  (iii) In any form in which such benefits may be paid under the
            Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the Alternate Payee and his or her subsequent spouse).

            Notwithstanding the foregoing, if the Participant dies before his or her earliest retirement age (as defined in Code Section 414(p)(4)(B)), the Alternate Payee is entitled to benefits only if the Qualified Domestic Relations Order requires survivor benefits to be paid to the Alternate Payee.

            (d) To the extent provided in any Qualified Domestic Relations Order, the former spouse of a Participant shall be treated as a surviving spouse of the Participant for purposes of applying the rules (relating to minimum survivor annuity requirements) of Code Sections 401(a)(11) and 417, and any current spouse of the Participant shall not be treated as a spouse of the Participant for such purposes.

            (e) In the case of any domestic relations order received by the Plan, the Committee shall promptly notify the Participant and any Alternate Payee of the receipt of the order and the Plan's procedures for determining the qualified status of domestic relations orders. Within a reasonable period after the receipt of the order, the Committee shall determine whether the order is a Qualified Domestic Relations Order and shall notify the Participant and each Alternate Payee of such determination.

            (f) The Committee shall establish reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under Qualified Domestic Relations Orders. During any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined (by the Committee, by a court of competent jurisdiction, or otherwise), the Committee shall segregate in a separate account in the Plan (or in an escrow account) the amounts which would have been payable to the Alternate Payee during the period if the order had been determined to be a Qualified Domestic Relations Order. If within the 18 Month Period (as defined below), the order (or modification thereof) is determined to be a Qualified Domestic Relations Order, the Committee shall pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto. However, if within the 18 Month Period (i) it is determined that the order to not a Qualified Domestic Relations Order, or (ii) the issue as to whether the order is a Qualified Domestic Relations Order is not resolved, then the Committee shall pay the segregated amounts (plus any interest thereon) to the person or persons who would have been entitled to the amounts if there had been no order (assuming such benefits were otherwise payable). Any determination that an order is a Qualified Domestic Relations Order that is made after the close of the 18 Month Period shall be applied prospectively only. For purposes of this Section 13.2, the "18 Month Period" shall mean the 18 month period beginning with the date on which the first payment would be required to be made under the domestic relations order.

                                   ARTICLE XIV
                                  MISCELLANEOUS

      14.1 No Right of Employment Hereunder. The adoption and maintenance of the Plan and Trust shall not be deemed to constitute a contract of employment or otherwise between the Company and any Employee or Participant, or to be a consideration for, or an inducement or condition of, any employment. Nothing contained herein shall be deemed to give any Employee the right to be retained in the service of the Company or to interfere with the right of the Company to discharge, with or without cause, any Employee or Participant at any time, which right is hereby expressly reserved.

      14.2 Effect of Article Headings. Article headings are for convenient reference only and shall not be deemed to be a part of the substance of this instrument or in any way to enlarge or limit the contents of any Article.

      14.3 Limitation on Company Liability. Any benefits payable under the Plan shall be paid or provided for solely from the Plan and the Company assumes no liability or responsibility therefor.

      14.4 Interpretation. The provisions of the Plan shall in all cases be interpreted in a manner that is consistent with the Plan satisfying the requirements of Code Section 401(a) and related statutes for qualification as a defined benefit plan.

      14.5 Withholding For Taxes. Any payments from the Trust Fund may be subject to withholding for taxes as may be required by any applicable federal or state law.

      14.6 California Law Controlling. All legal questions pertaining to the Plan which are not controlled by ERISA shall be determined in accordance with the laws of the State of California and all contributions made hereunder shall be deemed to have been made in that State.

      14.7 Plan and Trust as One Instrument. The Plan and any trust agreement adopted hereunder shall be construed together as one instrument. In the event that any conflict arises between the terms and/or conditions of any trust agreement with the Trustee and the Plan, the provisions of the Plan shall control, except that with respect to the duties and responsibilities of the Trustee, the trust agreement shall control.

      14.8 Invalid Provisions. If any paragraph, section, sentence, clause or phrase contained in the Plan shall become illegal, null or void or against public policy, for any reason, or shall be held by any court of competent jurisdiction to be incapable of being construed or limited in a manner to make it enforceable, or is otherwise held by such court to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in the Plan shall not be affected thereby.

      14.9 Counterparts. This instrument may be executed in one or more counterparts each of which shall be legally binding and enforceable.

      14.10 Forfeitures. All forfeitures arising under the Plan shall be used as soon as possible to reduce the Company's contributions and shall not be applied to increase the benefits any person would otherwise receive under the Plan.

      14.11 Facility of Payment. If the Committee deems any person incapable of receiving benefits to which he is entitled by reason of minority, illness, infirmity, or other incapacity, it may direct that payment be made directly for the benefit of such person or to any person selected by the Committee to disburse it, whose receipt shall be a complete acquittance therefor. Such payments shall, to the extent thereof, discharge all liability of the Company and the party making the payment.

      14.12 Lapsed Benefits.

            (a) In the event that a benefit is payable under the Plan to a Participant and after reasonable efforts the Participant cannot be located for the purpose of paying the benefit during a period of three consecutive years, the Participant shall be presumed dead and the benefit (if any) shall, upon the termination of that three year period, be paid to the Participant's Beneficiary.

            (b) If any eligible Beneficiary cannot be located for the purpose of paying the benefit for the following two years, then the benefit shall be forfeited and applied in accordance with the provisions of Section 14.10.

            (c) Notwithstanding the foregoing rules, if after such a forfeiture the Participant or an eligible Beneficiary shall claim the forfeited benefit, the amount forfeited shall be reinstated and paid to the claimant as soon as practical following the claimant's production of reasonable proof of his or her identity and entitlement to the benefit (determined pursuant to the Plan's normal claim review procedures under Sections 9.8 and 9.9).

            (d) The Committee shall direct the Trustee with respect to the procedures to be followed concerning a missing Participant (or Beneficiary), and the Company shall be obligated to contribute to the Trust Fund any amounts necessary after the application of Section 14.10 to pay any reinstated benefit after it has been forfeited pursuant to the provisions of this Section.

      IN WITNESS WHEREOF, Allergan, Inc. hereby executes this instrument, evidencing the terms of the Allergan, Inc. Pension Plan as restated this 18th day of December, 2002.

ALLERGAN, INC.


By:  /s/ Douglas Ingram
     -------------------------------------------------------
     Douglas Ingram
     Corporate Vice President, General Counsel and Secretary

                                   APPENDIX A

      A.1 The Actuarial Equivalent of a benefit other than a lump sum shall be determined as follows:

            (a) For Annuity Starting Dates on or after July 1, 2002, the Actuarial Equivalent of a benefit other than a lump sum shall be determined by applying a 7% interest rate and the 1994 Group Annuity Reserving Table; provided, however, the Actuarial Equivalent of a contingent benefit option which provides a benefit following a Participant's death to the Participant's surviving spouse shall be determined by the factors set forth in Table I under this Appendix A if greater.

            (b) For Annuity Starting Dates commencing as of the Plan's Original Effective Date and ending June 30, 2002, the Actuarial Equivalent of a benefit other than a lump sum shall be determined by applying a 7% interest rate and the 1971 GAM Mortality Table -- Males (age set-back 2 years); provided, however, the Actuarial Equivalent of a contingent benefit option which provides a benefit following a Participant's death to the Participant's surviving spouse shall be determined by the factors set forth in Table II under this Appendix A.

      A.2 The Actuarial Equivalent of a lump sum benefit shall, for purposes of
Section 6.5, be determined as follows:

            (a) The Actuarial Equivalent of a lump sum benefit with an Annuity Starting Date on or after July 1, 2002, shall mean an amount of equal actuarial value based on the Applicable Mortality Table and the Applicable Interest Rate where:

                  (i) "Applicable Mortality Table" means the 1994 Group Annuity
            Reserving Table; and

                  (ii) "Applicable Interest Rate" means the annual interest rate on 30-year Treasury securities as specified by the Commissioner of Internal Revenue for the first full calendar month preceding the Plan Year that contains the annuity starting date.

            (b) The Actuarial Equivalent of a lump sum benefit with an Annuity Starting Date on or after January 1, 1995 and prior to July 1, 2002, shall mean an amount of equal actuarial value based on the Applicable Mortality Table and the Applicable Interest Rate where:

                  (i) "Applicable Mortality Table" means the 1983 Group Annuity
            Mortality Table; and

                  (ii) "Applicable Interest Rate" means the annual interest rate on 30-year Treasury securities as specified by the Commissioner of Internal Revenue for the first full calendar month preceding the Plan Year that contains the annuity starting date.

            (c) The Actuarial Equivalent of a lump sum benefit with an Annuity Starting Date prior to January 1, 1995, shall mean an amount of equal actuarial value based on the interest rate(s) which would be used (as of the first day of the Plan Year in which falls the annuity starting date) by the Pension Benefit Guaranty Corporation (PBGC) for a trusteed single-employer plan to value a benefit upon termination of an insufficient trusteed single-employer plan and the 1971 GAM Mortality Table -- Males (age set-back 2 years).

                            ATTACHMENT TO APPENDIX A
                                     TABLE I
                          OPTIONAL BENEFIT FORM FACTORS
                    (TO BE APPLIED TO STRAIGHT LIFE ANNUITY)
                      7%/1994 Group Annuity Reserving Table

Retiree
   Age     50% J&S         66 2/3% J&S      100% J&S       5 Yr C&C         10 Yr C&C      15 Yr C&C        20 Yr C&C
  35        0.984              0.979          0.969          1.000            0.998           0.997            0.994
  36        0.984              0.978          0.968          1.000            0.998           0.996            0.994
  37        0.983              0.977          0.966          1.000            0.998           0.996            0.994
  38        0.982              0.976          0.964          1.000            0.998           0.996            0.993
  39        0.981              0.974          0.962          0.999            0.998           0.995            0.992
  40        0.980              0.973          0.960          0.999            0.998           0.995            0.992
  41        0.979              0.972          0.958          0.999            0.998           0.995            0.991
  42        0.977              0.970          0.956          0.999            0.997           0.994            0.990
  43        0.976              0.968          0.953          0.999            0.997           0.994            0.989
  44        0.975              0.967          0.951          0.999            0.997           0.993            0.987
  45        0.973              0.965          0.948          0.999            0.996           0.992            0.986
  46        0.972              0.963          0.946          0.999            0.996           0.991            0.984
  47        0.970              0.961          0.943          0.999            0.996           0.990            0.982
  48        0.969              0.959          0.939          0.999            0.995           0.989            0.980
  49        0.967              0.957          0.936          0.999            0.995           0.988            0.977
  50        0.965              0.954          0.933          0.998            0.994           0.986            0.974
  51        0.963              0.952          0.929          0.998            0.993           0.984            0.971
  52        0.961              0.949          0.925          0.998            0.992           0.982            0.967
  53        0.959              0.946          0.921          0.998            0.991           0.979            0.963
  54        0.957              0.943          0.917          0.997            0.990           0.976            0.958
  55        0.954              0.940          0.913          0.997            0.988           0.973            0.953
  56        0.952              0.937          0.908          0.997            0.986           0.969            0.947
  57        0.949              0.934          0.904          0.996            0.984           0.965            0.941
  58        0.947              0.930          0.899          0.995            0.982           0.960            0.934
  59        0.944              0.927          0.894          0.995            0.979           0.955            0.926
  60        0.941              0.923          0.889          0.994            0.976           0.949            0.918
  61        0.939              0.920          0.884          0.993            0.973           0.943            0.909
  62        0.936              0.916          0.879          0.992            0.969           0.937            0.899
  63        0.933              0.912          0.874          0.991            0.965           0.929            0.888
  64        0.930              0.909          0.869          0.989            0.961           0.921            0.877
  65        0.927              0.905          0.864          0.988            0.956           0.913            0.865
  66        0.924              0.901          0.859          0.986            0.951           0.904            0.852

                            ATTACHMENT TO APPENDIX A
                                     TABLE I
                          OPTIONAL BENEFIT FORM FACTORS
                    (TO BE APPLIED TO STRAIGHT LIFE ANNUITY)
                      7%/1994 Group Annuity Reserving Table

Retiree
   Age     50% J&S         66 2/3% J&S      100% J&S       5 Yr C&C         10 Yr C&C      15 Yr C&C        20 Yr C&C
  67        0.921              0.898          0.854          0.985            0.946           0.894            0.838
  68        0.919              0.894          0.850          0.983            0.940           0.883            0.824
  69        0.916              0.891          0.845          0.981            0.933           0.871            0.808
  70        0.913              0.887          0.840          0.979            0.926           0.858            0.791
  71        0.910              0.883          0.835          0.976            0.917           0.844            0.773
  72        0.907              0.879          0.829          0.973            0.907           0.828            0.754
  73        0.904              0.875          0.824          0.970            0.896           0.811            0.734
  74        0.900              0.871          0.819          0.966            0.884           0.792            0.712
  75        0.897              0.867          0.813          0.961            0.870           0.772            0.690
  76        0.893              0.863          0.807          0.955            0.854           0.750            0.667
  77        0.890              0.858          0.801          0.948            0.837           0.727            0.643
  78        0.886              0.854          0.795          0.941            0.819           0.703            0.619
  79        0.883              0.849          0.790          0.932            0.798           0.678            0.595
  80        0.879              0.845          0.784          0.923            0.777           0.653            0.570

                            ATTACHMENT TO APPENDIX A
                                    TABLE II
                          OPTIONAL BENEFIT FORM FACTORS
                    (TO BE APPLIED TO STRAIGHT LIFE ANNUITY)
          7%/ 1971 GAM Mortality Table -- Males (age set-back 2 years)

Retiree
   Age     50% J&S         66 2/3% J&S      100% J&S       5 Yr C&C         10 Yr C&C      15 Yr C&C        20 Yr C&C
  40         .975               .960           .945           .999             .996            .990             .983
  41         .973               .958           .942           .999             .995            .989             .981
  42         .971               .956           .939           .999             .995            .988             .979
  43         .969               .954           .936           .999             .994            .986             .976
  44         .967               .952           .933           .998             .993            .984             .973
  45         .965               .950           .930           .998             .992            .982             .970
  46         .963               .948           .926           .998             .991            .980             .967
  47         .961               .946           .922           .997             .990            .978             .963
  48         .959               .944           .918           .997             .988            .975             .959
  49         .957               .942           .914           .997             .987            .972             .954
  50         .955               .940           .910           .996             .985            .969             .950
  51         .953               .937           .906           .996             .984            .966             .945
  52         .951               .934           .902           .995             .982            .962             .939
  53         .949               .931           .898           .995             .980            .959             .933
  54         .947               .928           .894           .994             .978            .954             .926
  55         .945               .925           .890           .993             .975            .950             .919
  56         .942               .921           .885           .993             .973            .945             .911
  57         .939               .917           .880           .992             .970            .939             .902
  58         .936               .913           .875           .991             .967            .933             .893
  59         .933               .909           .870           .990             .963            .926             .883
  60         .930               .905           .865           .989             .959            .918             .872
  61         .927               .901           .860           .987             .954            .909             .860
  62         .924               .897           .855           .986             .949            .899             .847
  63         .921               .893           .850           .984             .943            .889             .833
  64         .918               .889           .845           .982             .937            .877             .818
  65         .915               .885           .840           .980             .929            .865             .802
  66         .911               .881           .834           .977             .921            .851             .785
  67         .907               .877           .828           .974             .911            .836             .768
  68         .903               .873           .822           .971             .901            .821             .749
  69         .899               .869           .816           .967             .890            .804             .730
  70         .895               .865           .810           .962             .878            .787             .711
  71         .892               .862           .805           .957             .865            .769             .691

                            ATTACHMENT TO APPENDIX A
                                    TABLE II
                          OPTIONAL BENEFIT FORM FACTORS
                    (TO BE APPLIED TO STRAIGHT LIFE ANNUITY)
          7%/ 1971 GAM Mortality Table -- Males (age set-back 2 years)

Retiree
   Age     50% J&S         66 2/3% J&S      100% J&S       5 Yr C&C         10 Yr C&C      15 Yr C&C        20 Yr C&C
  72         .889               .859           .800           .952             .851            .750             .671
  73         .886               .856           .795           .946             .837            .731             .651
  74         .883               .853           .790           .940             .822            .711             .631
  75         .880               .850           .785           .934             .806            .691             .610
  76         .877               .846           .781           .927             .789            .671             .590
  77         .874               .842           .777                    Left intentionally blank
  78         .871               .838           .773                    Left intentionally blank
  79         .868               .834           .769                    Left intentionally blank
  80         .865               .830           .765                    Left intentionally blank

                                   APPENDIX B

      B.1 For purposes of Section 4.3(b) of the Plan, the Accrued Benefit of a Participant shall be equal to one-twelfth (1/12) of the difference between:

            (a) the sum of:

                  (i) 1.7% of his or her Average Earnings multiplied by the
            number of his or her Benefit Years to a maximum of 35 Benefit Years; plus

                  (ii) 0.5% of his or her Average Earnings for each Benefit Year in excess of 35 Benefit Years; and

            (b) 1.43% of the Participant's Primary Social Security Benefit multiplied by the number of his or her Benefit Years to a maximum of 35 Benefit Years.

      Notwithstanding the foregoing, the Accrued Benefit of a Participant who is considered a highly compensated employee in 1989 within the meaning of Code
Section 414(q)(1)(A) or (B) is limited to the Participant's Accrued Benefit under the SKB Plan as of the Spin-Off Date. The Accrued Benefit of a Participant who is considered a highly compensated employee in 1990 within the meaning of Code Section 414(q)(1)(A) or (B), and is not considered a highly compensated employee in 1989 within the meaning of Code Section 414(q)(1)(A) or (B) is limited to the Participant's Accrued Benefit as of December 31, 1989.

      B.2 The level income option offered as an optional form of benefit under
Section 6.4(b) of the Plan, provides a monthly pension payable as a Single Life Annuity or under a contingent beneficiary option. For purposes of this paragraph, the Single Life Annuity or, if a contingent beneficiary option is elected, the monthly amount payable to a Participant as reduced for the contingent beneficiary option shall be referred to as the Participant's Life Pension. In order to recognize the increased benefits payable until age 62 (the "Temporary Pension"), the Participant's Life Pension is reduced. The Temporary Pension shall end on the earlier of the Participant's death or his or her attainment of age 62. If a contingent beneficiary option is elected and the Participant dies, then 100%, 66 2/3% or 50% (as previously elected by the Participant) of the Participant's Life Pension as determined prior to the adjustment for the Temporary Pension shall be payable for the lifetime of his or her designated beneficiary.

      B.3 The guaranteed payment option offered as an optional form of benefit under Section 6.4(b) of the Plan, provides a reduced benefit for the longer of the Participant's lifetime or a specified number of months (60, 120, 180, or 240) with payments made to the Participant and any remaining guaranteed payments on the Participant's death to a designated beneficiary or beneficiaries (hereinafter referred to as the "designated beneficiary"). For purposes of the guaranteed payment option, the following rules shall apply to beneficiary designations:

            (a) A Participant may change his or her designated beneficiary at any time and may designate a secondary beneficiary or beneficiaries to receive any remaining guaranteed payments on the Participant's death in the event his or her designated beneficiary predeceases the Participant or dies during the guaranteed payment period.

            (b) If the Participant fails to designate a secondary beneficiary and the Participant's designated beneficiary predeceases the Participant, any guaranteed payments on the Participant's death shall be paid in a lump sum to either the Participant's personal representative or heirs at law as determined under paragraph (d) below.

            (c) If the Participant fails to designate a secondary beneficiary and the Participant's designated beneficiary dies while receiving payments during the guaranteed payment period, the designated beneficiary's interest in the remaining guaranteed payments shall be paid in a lump sum to either the designated beneficiary's personal representative or heirs at law as determined under paragraph (d) below.

            (d) In the event the deceased Participant or deceased designated beneficiary under paragraphs (b) and (c) above, respectively, is not a resident of California at the date of his or her death, the Committee, in its discretion, may require the establishment of ancillary administration in California. If the Committee cannot locate a qualified personal representative of the deceased Participant or deceased designated beneficiary, or if administration of the deceased Participant's or deceased designated beneficiary's estate is not otherwise required, the Committee, in its discretion, may pay the remaining guaranteed payments (or interest therein) to the deceased Participant's or deceased designated beneficiary's heirs at law (determined in accordance with the laws of the State of California as they existed at the date of the Participant's or designated beneficiary's death).

      B.4 Notwithstanding anything in the Plan to the contrary, the reductions applied to the Accrued Benefits of Participants whose last Severance Date was prior to July 27, 1989 to reflect the value of coverage for pre-retirement death benefits shall no longer apply to benefits with Annuity Starting Dates on or after July 1, 2002.

                                   APPENDIX C

Benefit Years and Vesting Years include service with the following Affiliated Companies (or their predecessors) effective on the dates shown:

                                                              Vesting                            Benefit
                                                              Service                            Service
                                                              Effective                          Effective
                                                                Date                               Date
                                                              ---------                          ---------
  Allergan America                                            At hire                            04/11/80
  Allergan Corporate                                          At hire                            At hire*
  Allergan Humphrey                                           02/07/80                           01/01/87
  Allergan International                                      At hire                            At hire*
  Allergan Medical Optics                                     At hire                            04/30/86
  Allergan Medical Optics-Ioptex                              At hire                            09/08/94
  Allergan Medical Optics-Lenoir                              At hire                            03/01/92
    (Departments 120-130)
  Allergan Medical Optics-Puerto Rico                         At hire                            04/30/86
  Allergan Optical Inc.                                       At hire                            11/13/87
    (formerly International Hydron Corporation)
  Allergan Optical Puerto Rico, Inc.                          At hire                            11/13/87
  Allergan Optical                                            At hire                            At hire*
  Allergan Pharmaceuticals                                    At hire                            At hire*
  Allergan Phoenix                                            At hire                            12/01/95
  Allergan Puerto Rico, Inc.                                  At hire                            04/11/80
  (formerly Allergan Caribbean)
  Allergan Surgical                                           At hire                            At hire*
  (formerly Innovative Surgical Products)
  Herbert Labs                                                At hire                            At hire*
  Herald Pharmacal                                            At hire                            08/03/95
  Oculinum, Inc.                                              At hire                            06/28/91
  Optical Micro Systems, Inc.                                 At hire                            01/27/95

* If employment terminated between April 11, 1980 and January 1, 1986, Benefit Years shall be credited from April 11, 1980 or date of hire, whichever is later.


                                      C-1